1933 Act Registration No. 33-60515
                                             1940 Act Registration No. 811-07279


    As filed with the Securities and Exchange Commission on December 18, 1995



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                           (Registration No. 33-60515)
                           Pre-Effective Amendment No.

                         Post-Effective Amendment No. 2

                                     and/or
                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940
                          (Registration No. 811-07279)

                                 Amendment No. 3

                        (Check appropriate box or boxes)

                             PIPER FUNDS INC. -- II
               (Exact Name of Registrant as Specified in Charter)

        Piper Jaffray Tower, 222 South 9th Street, Minneapolis, MN 55402
               (Address of Principal Executive Offices)          (Zip Code)

       Registrant's Telephone Number, Including Area Code: (6l2) 342-6384

                                   Paul A. Dow
                      Piper Capital Management Incorporated
                               Piper Jaffray Tower
               222 South 9th Street, Minneapolis, Minnesota 55402
                     (Name and Address of Agent for Service)

                                    Copy to:
                              Kathleen L. Prudhomme
                            Dorsey & Whitney P.L.L.P.
                             220 South Sixth Street
                          Minneapolis, Minnesota 55402


_X_  immediately upon filing pursuant to paragraph (b) of rule 485

___  on (specify date) pursuant to paragraph (b) of rule 485

___ 75 days after filing pursuant to paragraph (a) of rule 485, unless effectiveness is accelerated by the staff of the Securities and Exchange Commission

___  on (specify date) pursuant to paragraph (a) of rule 485


The Registrant has registered an indefinite number of its common shares pursuant to Regulation 270.24f-2 under the Investment Company Act of 1940. A Rule 24f-2 Notice for the fiscal year ended August 31, 1996 will be filed on or before October 31, 1996.




                             PIPER FUNDS INC. -- II

                       Registration Statement on Form N-1A


                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)


Item No.                                          Prospectus Heading

1.  Cover Page................................... Cover Page

2.  Synopsis..................................... Introduction; Fund Expenses

3.  Financial Highlights......................... Financial Highlights

4.  General Description of Registrant............. Introduction; Investment
                                                  Objective, Policies and
                                                  Risk Factors

5.  Management of the Fund....................... Management

6.  Capital Stock and Other Securities........... General Information;
                                                  Introduction; Dividends and
                                                  Distributions; Tax Status

7.  Purchase of Securities Being Offered......... Distribution of Fund Shares;
                                                  How to Purchase Shares;
                                                  Reducing Your Sales Charge;
                                                  Special Purchase Plans;
                                                  Valuation of Shares;
                                                  Shareholder Services

8.  Redemption or Repurchase..................... How to Redeem Shares;
                                                  Shareholder Services

9.  Pending Legal Proceedings.................... General Information

                                                  Statement of Additional
                                                  Information Heading

10. Cover Page................................... Cover Page

11. Table of Contents............................ Cover Page

12. General Information and History.............. General
      Information; Pending Litigation

13. Investment Objectives and Policies........... Investment Objective,
                                                  Policies and Restrictions

14. Management of the Fund....................... Directors and Executive
                                                  Officers

15. Control Persons and Principal
      Holders of Securities...................... Capital Stock and Ownership
                                                  of Shares

16. Investment Advisory and Other Services....... Investment Advisory and Other
                                                  Services

17. Brokerage Allocation......................... Portfolio Transactions and
                                                  Allocation of Brokerage

18. Capital Stock and Other Securities........... Capital Stock and Ownership
                                                  of Shares

19. Purchase, Redemption and
      Pricing of Securities
      Being Purchased............................ Net Asset Value and Public
                                                  Offering Price; Performance
                                                  Comparisons; Purchase of
                                                  Shares; Redemption of Shares

20. Tax Status................................... Taxation

21. Underwriters................................. Investment Advisory and Other
                                                  Services; Portfolio
                                                  Transactions and Allocation of
                                                  Brokerage

22. Calculations of Performance Data............. Performance Comparisons

23. Financial Statements......................... Financial Statements



                                            PROSPECTUS DATED DECEMBER 18, 1995



                            PIPER FUNDS INC. -- II
                   ADJUSTABLE RATE MORTGAGE SECURITIES FUND



                             PIPER JAFFRAY TOWER
                            222 SOUTH NINTH STREET
                      MINNEAPOLIS, MINNESOTA 55402-3804
                          (800) 866-7778 (TOLL FREE)

Adjustable Rate Mortgage Securities Fund (the "Fund") is a diversified series of Piper Funds Inc. -- II (the "Company"), an open-end management investment company the shares of which can be offered in more than one series. The Fund is the only series of the Company currently outstanding. The investment objective of the Fund is to provide the maximum current income that is consistent with low volatility of principal. The Fund will seek to achieve that objective by investing primarily (at least 65% of its total assets under normal market conditions) in adjustable rate mortgage securities ("ARMS"). ARMS include both pass-through securities representing interests in adjustable rate mortgage loans and floating rate collateralized mortgage obligations.


AN INVESTMENT IN THE FUND MAY INVOLVE CERTAIN RISKS, INCLUDING THE LOSS OF PRINCIPAL. THE MARKET VALUE OF THE SECURITIES IN WHICH THE FUND INVESTS WILL FLUCTUATE WITH CHANGING INTEREST RATES, AS WILL THE FUND'S NET ASSET VALUE. THE FUND MAY INVEST IN ILLIQUID SECURITIES, WHICH WILL INVOLVE GREATER RISK THAN INVESTMENTS IN OTHER SECURITIES AND MAY INCREASE FUND EXPENSES. SEE "INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS -- OTHER INVESTMENT TECHNIQUES." THE FUND INVESTS A SIGNIFICANT PORTION OF ITS ASSETS IN MORTGAGE-RELATED SECURITIES, WHICH MAY INCLUDE DERIVATIVE MORTGAGE SECURITIES. SEE "INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS -ADJUSTABLE RATE MORTGAGE SECURITIES" AND "-- OTHER ELIGIBLE INVESTMENTS."


This Prospectus concisely describes the information about the Fund that you should know before investing. Please read it carefully before investing and retain it for future reference.


A Statement of Additional Information about the Fund dated December 18, 1995 is available free of charge. Write to the Fund at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804 or telephone (800) 866-7778 (toll free). The Statement of Additional Information has been filed with the Securities and Exchange Commission and is incorporated in its entirety by reference in this Prospectus.


  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
       EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
           SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
             COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS
               PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A
                                CRIMINAL OFFENSE.


                                 INTRODUCTION


Adjustable Rate Mortgage Securities Fund (the "Fund") is a diversified series of Piper Funds Inc. -- II (the "Company"), an open-end management investment company the shares of which can be offered in more than one series. The Fund is the only series of the Company currently outstanding. The investment objective of the Fund is to provide the maximum current income that is consistent with low volatility of principal. On September 1, 1995, four closed-end investment companies, American Adjustable Rate Term Trust Inc. -- 1996 ("BDJ"), American Adjustable Rate Term Trust Inc. -- 1997 ("CDJ"), American Adjustable Rate Term Trust Inc. -- 1998 ("DDJ") and American Adjustable Rate Term Trust Inc. -- 1999 ("EDJ") (collectively, the "Trusts") merged into the Fund (the "Merger"). Class action lawsuits have been filed in U.S. District Court against each of the Trusts. The Company may be deemed to be a successor by merger to the Trusts and, as such, may succeed to their liabilities, including damages sought in such litigation. However, Piper Jaffray Companies Inc. and Piper Capital Management Incorporated have agreed to indemnify the Company against any losses incurred in connection with such litigation. See "General Information -- Pending Legal Proceedings."


THE INVESTMENT ADVISER
The Fund is managed by Piper Capital Management Incorporated (the "Adviser"), a wholly owned subsidiary of Piper Jaffray Companies Inc. The Fund pays the Adviser a fee for managing its investment portfolio. The fee for the Fund is paid at an annual rate of .35% on the first $500 million of average daily net assets and .30% on average daily net assets in excess of $500 million. See "Management -- Investment Adviser."

THE DISTRIBUTOR
Piper Jaffray Inc. ("Piper Jaffray" or the "Distributor"), a wholly owned subsidiary of Piper Jaffray Companies Inc. and an affiliate of the Adviser, serves as Distributor of the Fund's shares.

RISK FACTORS TO CONSIDER
An investment in the Fund is subject to certain risks, as set forth in detail under "Investment Objective, Policies and Risk Factors." As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The Fund is subject to interest rate risk (the risk that rising interest rates will make bonds issued at lower interest rates worth less). As a result, the value of the Fund's shares will vary. The Fund is also subject to credit risk (the risk that a bond issuer will fail to make timely payments of interest or principal) to the extent it invests in non-U.S. Government securities. The Fund may engage in the following investment practices which involve certain special risks: the use of repurchase agreements, the lending of portfolio securities, borrowing from banks and through reverse repurchase agreements (but only for temporary or emergency purposes in an amount up to 10% of the value of its total assets), the use of hedging techniques, including interest rate transactions, options, futures contracts, options on futures contracts and investments in Eurodollar instruments, and the purchase or sale of securities on a "when-issued" or "forward commitment" basis. These techniques may increase the volatility of the Fund's net asset value.

OFFERING PRICE
Shares of the Fund are offered to the public at the next determined net asset value after receipt of an order by a shareholder's Piper Jaffray Investment Executive or other broker-dealer plus a maximum sales charge of 1.50% of the offering price (1.52% of the net asset value) on purchases of less than $100,000. The sales charge is reduced on a graduated scale on purchases of $100,000 or more. In connection with purchases of $500,000 or more, there is no initial sales charge; however, a .20% contingent deferred sales charge will be imposed in the event of a redemption transaction occurring within 24 months following such a purchase. See "How to Purchase Shares -- Purchase Price" and "-- Purchases of $500,000 or More."

MINIMUM INITIAL AND SUBSEQUENT INVESTMENTS
The minimum initial investment for the Fund is $250. There is no minimum for subsequent investments. The Distributor, in its discretion, may waive the minimum. See "How to Purchase Shares -- Minimum Investments."

EXCHANGES

You may exchange your Fund shares for shares of any other mutual fund managed by the Adviser (except Hercules Funds Inc.) which is open to new investors and eligible for sale in your state of residence, provided that, if you hold your Fund shares through a broker-dealer other than the Distributor, the exchange privilege may not be available. Exchanges will be permitted only if there is a valid sales agreement between your broker-dealer and the Distributor for the fund into which the exchange will be made. All exchanges are subject to the minimum investment requirements and other applicable terms set forth in the prospectus of the fund whose shares you acquire. Exchanges are made on the basis of the net asset values of the funds involved, except that investors exchanging into a fund which has a higher sales charge must pay the difference. However, exchanges of Fund shares which were received in the Merger will be permitted without payment of an additional sales charge. You may make four exchanges per year without payment of a service charge. Thereafter, there is a $5 service charge for each exchange. See "Shareholder Services -- Exchange Privilege."


REDEMPTION PRICE
Shares of the Fund may be redeemed at any time at their net asset value next determined after a redemption request is received by your Piper Jaffray Investment Executive or other broker-dealer. A contingent deferred sales charge will be imposed upon the redemption of certain shares initially purchased without a sales charge. See "How to Redeem Shares -- Contingent Deferred Shares Charge." The Fund reserves the right, upon 30 days written notice, to redeem an account if the net asset value of the shares falls below $200. See "How to Redeem Shares -- Involuntary Redemption."


SHAREHOLDER INQUIRIES
Any questions or communications regarding a shareholder account should be directed to your Piper Jaffray Investment Executive or, in the case of shares held through another broker-dealer, to Investors Fiduciary Trust Company ("IFTC") at (800) 874-6205. General inquiries regarding the Fund should be directed to the Fund at the telephone number set forth on the cover page of this Prospectus.



                                FUND EXPENSES

SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Load Imposed on Purchases (as a percentage of the offering price)       1.50%
  Exchange Fee*                                                                        $   0
ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets)
  Management Fee                                                                         .35%
  Rule 12b-1 Fee                                                                         .15%
  Other Expenses (after voluntary expense reimbursement)**                               .10%
  Total Fund Operating Expenses (after voluntary expense reimbursement)**                .60%


* There is a $5.00 fee for each exchange in excess of four exchanges per year. See "Shareholder Services -- Exchange Privilege."

** See the discussion below for an explanation of voluntary expense reimbursements.


EXAMPLE
You would pay the following expenses on a $1,000 investment, assuming 5% annual return and redemption at the end of each time period:

            1 year      $21              3 years      $34

The purpose of the above Fund Expenses table is to assist you in understanding the various costs and expenses that investors in the Fund will bear directly or indirectly. THE EXAMPLE CONTAINED IN THE TABLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.


The Adviser intends, although not required under the Advisory Agreement, to reimburse the Fund for the amount, if any, by which the Total Fund Operating Expenses of the Fund (excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) for the fiscal year ending August 31, 1996, exceed
 .60% of average net assets. The Adviser's limitation on expenses is voluntary and may be revised or terminated at any time after fiscal year end. The Adviser may or may not assume additional expenses of the Fund from time to time, in its discretion, while retaining the ability to be reimbursed by the Fund for expenses assumed during a fiscal year prior to the end of such year. The foregoing policy will have the effect of lowering the Fund's overall expense ratio and increasing yield to investors when such amounts are assumed or the inverse when such amounts are reimbursed. It is estimated that, absent any voluntary expense reimbursements, the Fund will have Other Expenses as a percentage of average net assets (adjusted to an annual basis) of approximately
 .23% for the fiscal year ending August 31, 1996, resulting in Total Fund Operating Expenses of .73%. For additional information, including a more complete explanation of management and Rule 12b-1 fees, see "Management -- Investment Adviser" and "Distribution of Fund Shares."



                             FINANCIAL HIGHLIGHTS


The following financial highlights show per share data for a share of capital stock outstanding throughout each period and selected information for each period for American Adjustable Rate Term Trust Inc. -- 1998 ("DDJ"). For financial reporting purposes, DDJ is considered the surviving entity of the closed-end investment companies that merged into the Fund on September 1, 1995. These financial highlights have been audited by KPMG Peat Marwick LLP, independent auditors, and should be read in conjunction with the financial statements of the Fund contained in its Annual Report. An Annual Report is available without charge by contacting the Fund at 800-866-7778 (toll free). In addition to financial statements, the Annual Report contains further information about the performance of the Fund.

                                                                                 PERIOD FROM
                                                 FISCAL YEAR ENDED AUGUST 31,    1/30/92* TO
                                                  1995       1994      1993        8/31/92
PER SHARE DATA
  Net asset value, beginning of period           $ 8.82      9.67       9.74         9.58
  Operations:
   Net investment income                           0.51      0.60       0.69         0.43
   Net realized and unrealized gains (losses)
    on investments                                (0.05)    (0.89)     (0.10)        0.08
    Total from operations                          0.46     (0.29)      0.59         0.51
  Distributions to shareholders:
   From net investment income                     (0.58)    (0.56)     (0.66)       (0.35)
  Net asset value, end of period                 $ 8.70      8.82       9.67         9.74
SELECTED INFORMATION
  Total return**                                   5.43%    (3.18%)     6.24%        5.49%
  Net assets at end of period (in millions)      $  409       500        551          555
  Ratio of expenses to average weekly net
   assets                                          0.63%     0.60%      0.58%        0.58%***
  Ratio of net investment income to average
   weekly net assets                               5.62%     6.39%      7.25%        7.70%***
  Portfolio turnover rate (excluding
   short-term securities)                            36%       39%        39%          41%
  Amount of borrowings outstanding at end of
   period (in millions)+                         $   --       145        145          145
  Average amount of borrowings outstanding
   during the period (in millions)               $   57       145        149           90
  Average number of shares outstanding during
   the period (in millions)                          49        57         57           48
  Average per-share amount of borrowings
   outstanding during the period                 $ 1.19      2.55       2.62         1.82



* Commencement of operations of American Adjustable Rate Term Trust Inc. --
1998.


** Total return is based on the change in net asset value during the period, assumes reinvestment of distributions at net asset value and does not reflect a sales charge.


***  Adjusted to an annual basis.


+ American Adjustable Rate Term Trust Inc. -- 1998 was a closed-end investment management company and was permitted to enter into borrowings for other than temporary or emergency purposes. The Fund may borrow only for temporary or emergency purposes.



               INVESTMENT OBJECTIVE, POLICIES AND RISK FACTORS

The Fund's investment objective is to provide the maximum current income that is consistent with low volatility of principal. This investment objective cannot be changed without shareholder approval. The investment policies and techniques employed in pursuit of the Fund's objective may be changed without shareholder approval, unless otherwise noted. In view of the risks inherent in all investments in securities, there is no assurance that the Fund will achieve its objective.

The Fund seeks to achieve its investment objective by investing primarily (at least 65% of total assets under normal market conditions) in a portfolio of Mortgage-Backed Securities (as defined herein) having adjustable interest rates which reset at periodic intervals ("adjustable rate mortgage securities" or "ARMS"). ARMS include both pass-through securities representing interests in adjustable rate mortgage loans and floating rate collateralized mortgage obligations. The balance of the Fund's assets (up to 35% of total assets) may be invested in (a) Mortgage-Backed Securities (other than ARMS), (b) U.S. Government Securities (including, with respect to 10% of the Fund's net assets, U.S. Government zero-coupon securities); (c) Asset-Backed Securities; and (d) Corporate Debt Securities (each as defined below). At least 85% of the Fund's total assets (other than U.S. Government Securities) must be rated, as of the date of purchase, AA or better by Standard & Poor's Ratings Group ("Standard & Poor's"), Aa or better by Moody's Investors Service, Inc. ("Moody's"), comparably rated by any other nationally recognized statistical rating organization ("NRSRO") or, if unrated, of a comparable quality as determined by the Adviser. Up to 15% of the Fund's total assets may be invested in securities rated, as of the date of purchase, A by Standard & Poor's or Moody's, comparably rated by any other NRSRO or, if unrated, of comparable quality as determined by the Adviser. The Fund may not invest in any security rated, as of the date of purchase, lower than A by Standard & Poor's or Moody's (or below a comparable rating by any other NRSRO) or, if unrated, of a quality lower than A as determined by the Adviser. In the event that a security is downgraded to a rating below A or, if unrated, is no longer of a quality comparable to a security rated A, as determined by the Adviser, the Fund will sell such a security as promptly as possible. For a discussion of Standard & Poor's and Moody's ratings, see Appendix A to the Statement of Additional Information.

The Fund may engage in options and financial futures transactions which relate to the securities in which it invests, may purchase and sell interest rate caps and floors, may make investments in Eurodollar instruments for hedging purposes, may purchase or sell securities on a when-issued or forward commitment basis and may lend its portfolio securities.

For temporary defensive purposes, the Fund may invest without limitation in cash or in high quality debt securities with remaining maturities of one year or less. Such securities may include (a) commercial paper rated A-1+ by Standard & Poor's, P-1 by Moody's or comparably rated by any other NRSRO; (b) certificates of deposit, time deposits and bankers' acceptances with any bank the unsecured commercial paper of which is rated A-1+ by Standard & Poor's, P-1 by Moody's or comparably rated by any other NRSRO (or, in the case of the principal bank in a bank holding company, the unsecured commercial paper of the bank holding company); and (c) U.S. Government Securities. Time deposits maturing in more than seven days are considered illiquid and subject to the Fund's limitation on investments in illiquid securities. See "Other Investment Techniques -- Illiquid Securities" below.


Certain securities in which the Fund invests and certain investment techniques used by the Fund could be considered "derivative instruments." The term "derivatives" has been used to identify a variety of financial instruments; there is no discrete class of instruments that is covered by the term. A "derivative" is commonly defined as a financial instrument whose value is based upon, or derived from, an underlying index, reference rate (e.g., interest rates or currency exchange rates), security, commodity, or other asset. Securities in which the Fund invests that could be considered derivatives include mortgage-related securities and asset-backed securities, which derive their value from underlying pools of mortgages and assets, respectively. In addition, interest rate caps and floors, options on securities, futures contracts, options on futures contracts and when-issued securities transactions are derivative contracts. These derivative securities and contracts involve varying degrees and types of risk, as set forth below under "Adjustable Rate Mortgage Securities," "Other Eligible Investments -- Mortgage-Backed Securities" and "-- Asset-Backed Securities," and "Other Investment Techniques."


RISK FACTORS
The Fund is subject to certain risks which could result in volatility of principal. As with other mutual funds, there can be no assurance that the Fund will achieve its objective. The Fund is subject to interest rate risk, which is the potential for a decline in bond prices due to rising interest rates. In general, bond prices vary inversely with interest rates. When interest rates rise, bond prices generally fall. Conversely, when interest rates fall, bond prices generally rise. Although the ARMS in the Fund's portfolio should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates, the adjustable rate feature of ARMS will not eliminate price fluctuations. See "Adjustable Rate Mortgage Securities -- Interest Rate Risk" below. The Fund's investments in ARMS and other Mortgage-Backed Securities are also subject to prepayment risk. See "Adjustable Rate Mortgage Securities -- Prepayment Risk." In addition, the Fund is subject to credit risk to the extent it invests in non-U.S. Government securities. Credit risk, also known as default risk, is the possibility that a bond issuer will fail to make timely payments of interest or principal. These and other risks of the Fund's investments are described in detail below.

The Fund also may engage in investment practices which involve certain special risks. These practices include the use of repurchase agreements, the lending of portfolio securities, borrowing from banks and through reverse repurchase agreements (but only for temporary or emergency purposes in an amount up to 10% of the value of the Fund's total assets), the use of hedging techniques, including interest rate transactions, options, futures contracts, options on futures contracts and investments in Eurodollar instruments, and the purchase or sale of securities on a "when-issued" or "forward commitment" basis. See "Other Investment Techniques" below. The use of these techniques may increase the volatility of the Fund's net asset value.

ADJUSTABLE RATE MORTGAGE SECURITIES
Under normal market conditions, the Fund must invest at least 65% of its total assets in adjustable rate mortgage securities or ARMS, which include the types of securities discussed below.

U.S. Government Mortgage Pass-through Securities. ARMS include "pass-through" securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities ("U.S. Government Pass-Throughs"). Pass-through securities constituting ARMS represent ownership interests in underlying pools of adjustable rate mortgage loans originated by private lenders. Such securities differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates, in that pass-through securities provide for monthly payments that are a pass-through of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicers of the underlying mortgage loans.

The U.S. Government Pass-Throughs in which the Fund may invest are issued or guaranteed by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). Each of GNMA, FNMA and FHLMC guarantee timely distributions of interest to securities holders. GNMA and FNMA also guarantee timely distribution of scheduled principal. FHLMC generally guarantees only ultimate collection of principal on the underlying loans, which collection may take up to one year. GNMA is a wholly owned corporate instrumentality of the U.S. Government within the Department of Housing and Urban Development and its guarantee is backed by the full faith and credit of the U.S. Government. FNMA and FHLMC are federally chartered corporations and their respective guarantees are not backed by the full faith and credit of the U.S. Government.

The mortgages underlying ARMS issued by GNMA are fully guaranteed by the Federal Housing Administration ("FHA") or the Veterans Administration ("VA"). The mortgages underlying ARMS issued by FNMA or FHLMC may be backed by conventional adjustable rate mortgages not guaranteed by FHA or VA.

Private Mortgage Pass-through Securities. Private Mortgage Pass-Through Securities ("Private Pass-Throughs") are structured similarly to the GNMA, FNMA and FHLMC mortgage pass-through securities described above and are issued by originators of and investors in mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Private Pass-Throughs constituting ARMS are backed by a pool of conventional adjustable rate mortgage loans. Since Private Pass-Throughs are not guaranteed by an entity having the credit status of GNMA, FNMA or FHLMC, such securities generally are structured with one or more types of credit enhancement. See "Investment Objective, Policies and Restrictions -- Mortgage-Backed Securities -- Credit Support" in the Statement of Additional Information.

CMOs and Multiclass Pass-Through Securities. ARMS in which the Fund may invest also include adjustable rate tranches of collateralized mortgage obligations and multiclass pass-through securities. Collateralized mortgage obligations are debt instruments issued by special purpose entities which are secured by pools of mortgage loans or other Mortgage-Backed Securities. Multiclass pass-through securities are equity interests in a trust composed of mortgage loans or other Mortgage-Backed Securities. Payments of principal and interest on underlying collateral provide the funds to pay debt service on the collateralized mortgage obligation or make scheduled distributions on the multiclass pass-through security. Collateralized mortgage obligations and multiclass pass-through securities (collectively, "CMOs" unless the context indicates otherwise) may be issued by agencies or instrumentalities of the U.S. Government or by private organizations.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO, often referred to as a "tranche," is issued at a specified coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause it to be retired substantially earlier than the stated maturities or final distribution dates.

The principal and interest on the mortgages underlying a CMO may be allocated among the CMO's tranches in many ways. See "Other Eligible Investments -- Mortgage-Backed Securities -- CMOs," below. One or more tranches of a CMO may have coupon rates which reset periodically at a specified increment over an index such as the London Interbank Offered Rate ("LIBOR"). These adjustable rate tranches, known as "floating rate CMOs," are considered ARMS by the Fund. Floating rate CMOs may be backed by fixed rate or adjustable rate mortgages; to date, fixed rate mortgages have been more commonly utilized for this purpose. Floating rate CMOs are typically issued with lifetime caps on the coupon rate thereon. These caps, similar to the caps on adjustable rate mortgages, represent a ceiling beyond which the coupon rate on a floating rate CMO may not be increased regardless of increases in the interest rate index to which the floating rate CMO is geared, which may cause the security to be valued at a greater discount than if the security was not subject to a ceiling.

How Interest Rates Are Set. The interest rates on ARMS are reset at periodic intervals (generally one year or less) to an increment over some predetermined interest rate index. There are two main categories of indices: those based on U.S. Treasury securities and those derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Commonly utilized indices include the one-year and five-year constant maturity Treasury note rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds Index, the National Median Cost of Funds, the one-month or three-month LIBOR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury note rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Home Loan Bank Cost of Funds Index (often related to ARMS issued by FNMA), tend to lag changes in market rate levels and tend to be somewhat less volatile. The Adviser seeks to diversify investments in ARMS among a variety of indices and reset periods to reduce the exposure to the risk of interest rate fluctuations. In selecting a type of ARMS for investment, the Adviser also considers the liquidity of the market for such ARMS.

The underlying adjustable rate mortgages which back ARMS will frequently have caps and floors which limit the maximum amount by which the loan rate to the residential borrower may change up or down (a) per reset or adjustment interval and (b) over the life of the loan. Some residential adjustable rate mortgage loans restrict periodic adjustments by limiting changes in the borrower's monthly principal and interest payments rather than limiting interest rate changes. These payment caps may result in negative amortization, i.e., increase in the balance of the mortgage loan. Floating rate CMOs are generally backed by fixed rate mortgages and generally have lifetime caps on the coupon rate thereon.

Interest Rate Risk. The values of ARMS, like other debt securities, generally vary inversely with changes in market interest rates (increasing in value during periods of declining interest rates and decreasing in value during periods of increasing interest rates); however, the values of ARMS should generally be more resistant to price swings than other debt securities because the interest rates of ARMS move with market interest rates. The adjustable rate feature of ARMS will not, however, eliminate fluctuations in the prices of ARMS, particularly during periods of extreme fluctuations in interest rates. Also, since many adjustable rate mortgages only reset on an annual basis, it can be expected that the prices of ARMS will fluctuate to the extent changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable rate mortgages.

Prepayment Risk. ARMS, like other Mortgage-Backed Securities, differ from conventional bonds in that principal is paid back over the life of the ARMS rather than at maturity. As a result, the holder of the ARMS receives monthly scheduled payments of principal and interest, and may receive unscheduled principal payments representing prepayments on the underlying mortgages. When the holder reinvests the payments and any unscheduled prepayments of principal it receives, it may receive a rate of interest which is lower than the rate on the existing ARMS. For this reason, ARMS are less effective than longer-term debt securities as a means of "locking in" long-term interest rates.

ARMS, while having less risk of price decline during periods of rapidly rising rates than other investments of comparable maturities, will have less potential for capital appreciation due to the likelihood of increased prepayments of mortgages as interest rates decline. In addition, to the extent ARMS are purchased at a premium, mortgage foreclosures and unscheduled principal prepayments will result in a loss of some or all of the premium paid. On the other hand, if ARMS are purchased at a discount, both a scheduled payment of principal and an unscheduled prepayment of principal will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

OTHER ELIGIBLE INVESTMENTS
The balance of the Fund's assets (35% of total assets) may be invested in the following types of securities to the extent set forth below.

Mortgage-Backed Securities.

* General. In addition to ARMS, the Fund may invest in other types of Mortgage-Backed Securities. Mortgage-Backed Securities are securities which represent interests in or are collateralized by mortgages. Such securities are issued by GNMA, FNMA, FHLMC and by private organizations and take the same structure as ARMS, i.e., pass-through securities and CMOs. The Fund will not invest in inverse floating, interest-only, principal-only or Z tranches of CMOs, in residual interests of CMOs, or in stripped Mortgage-Backed Securities.

* CMOs. As discussed above, investments in ARMS include floating rate CMOs. The Fund's investments in Mortgage-Backed Securities other than ARMS may include certain other tranches of CMOs. The principal and interest on the mortgages underlying a CMO may be allocated among the CMO's several tranches in many ways. For example, certain tranches may have variable or floating interest rates and others may provide only the principal or interest feature of the underlying security. Generally, the purpose of the allocation of the cash flow of a CMO to the various tranches is to obtain a more predictable cash flow to certain of the individual tranches than exists with the underlying collateral of the CMO. As a general rule, the more predictable the cash flow is on a CMO tranche, the lower the anticipated yield will be on that tranche at the time of issuance relative to prevailing market yields on mortgage-related securities. As part of the process of creating more predictable cash flows on most of the tranches of CMOs, one or more tranches generally must be created that absorb most of the volatility in the cash flows on the underlying mortgage loans. As a result of the uncertainty of the cash flows of these tranches, market prices and yields may be more volatile than for other CMO tranches. As noted above, the Fund will not invest in inverse floating, interest-only, principal-only or Z tranches of CMOs, which can be among the more volatile CMO tranches.

*    Risks of Mortgage-Backed Securities. Mortgage-Backed Securities (other than
     ARMS) are subject generally to the same risks as ARMS; however, such other Mortgage-Backed Securities can be expected to be affected to a greater extent than ARMS by fluctuating interest rates and prepayments and to have different yield characteristics, due to the fact that fixed rate rather than adjustable rate mortgages underlie such securities. Generally, prepayments on fixed rate mortgages will increase during a period of falling interest rates and decrease during a period of rising interest rates. Accordingly, amounts available for reinvestment are likely to be greater during a period of declining interest rates than during a period of rising interest rates, and the yield on the securities in which such amounts are reinvested is likely to be lower than the yield on the securities that were prepaid or the yield that could be achieved if such amounts were reinvested during a period of rising interest rates. If the Fund purchases Mortgage-Backed Securities at a premium, a prepayment rate that is faster than expected will reduce both the market value and the yield to maturity from that which was anticipated, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield to maturity and market value. Conversely, if the Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity and market value. Mortgage-Backed Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

U.S. Government Securities. In addition to U.S. Government ARMS and other U.S. Government Mortgage-Backed Securities, the Fund may invest in other securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities, including up to 10% of its net assets in U.S. Government zero-coupon securities. U.S. Government Securities include a variety of Treasury securities, which differ in their interest rates, maturities and times of issuance. Treasury bills have maturities of one year or less, Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years. Some obligations issued or guaranteed by U.S. Government agencies or instrumentalities, for example, GNMA pass-through certificates, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Federal Home Loan Banks, by the right of the issuer to borrow from the Treasury; others, such as those issued by FNMA, by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; finally, obligations of other agencies or instrumentalities are backed only by the credit of the agency or instrumentality issuing the obligations. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies and instrumentalities, no assurance can be given that it will always do so since it is not so obligated by law.

* U.S. Government Zero-Coupon Securities. The Fund may invest up to 10% of its net assets in zero-coupon securities which are issued by the U.S. Treasury through its STRIPS program and constitute direct obligations of the U.S. Government. Zero-coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity; rather, they offer the right to receive a fixed cash payment at maturity but without any payments before that date. As a result, zero-coupon securities are issued and traded at a discount from their face amounts. Through investment in zero-coupon securities, an investor is able to in effect lock in a return of principal to the extent such instruments are held to maturity.

* Risks of Zero-Coupon Securities. Zero-coupon securities do not entitle the holder to any periodic payments of interest prior to maturity and therefore are issued and trade at a discount from their face or par value. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity of the security approaches. Zero-coupon securities can be sold prior to their due date in the secondary market at the then prevailing market value, which depends primarily on the time remaining to maturity, prevailing levels of interest rates and the perceived credit quality of the issuer. The market prices of zero-coupon securities are more volatile than the market prices of securities of comparable quality and similar maturity that pay interest periodically and may respond to a greater degree to fluctuations in interest rates than do such non-zero-coupon securities. Although holders of zero-coupon securities do not receive periodic payments of interest, income accretes on such securities and is subject to the distribution requirements of the Internal Revenue Code of 1986, as amended. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to shareholders.

Asset-Backed Securities. The Fund may invest in Asset-Backed Securities, which are securities that directly or indirectly represent a participation in or are secured by and payable from a pool of assets representing the obligations of a number of different parties. The Fund will only invest in Asset-Backed Securities rated, as of the date of purchase, AAA by Standard & Poor's, Aaa by Moody's, comparably rated by any other NRSRO or, if unrated, of comparable quality as determined by the Adviser.

The securitization techniques used to develop Mortgage-Backed Securities are now being applied to a broad range of assets. Through the use of trusts and special purpose corporations, various types of assets, primarily automobile and credit card receivables, are being securitized in pass-through structures similar to the mortgage pass-through structures described above or in a pay-through structure similar to the CMO structure.

In general, the collateral supporting Asset-Backed Securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. As with Mortgage-Backed Securities, Asset-Backed Securities are often backed by a pool of assets representing the obligations of a number of different parties and use similar credit enhancement techniques.

Asset-Backed Securities do not have the benefit of the same security interest in the related collateral as do Mortgage-Backed Securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a perfected security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

Corporate Debt Securities. The Fund may invest in Corporate Debt Securities, which are debt obligations of U.S. corporations (other than ARMS or Mortgage-Backed Securities). The values of Corporate Debt Securities typically will fluctuate in response to general economic conditions, to changes in interest rates and, to a greater extent than the values of ARMS or Mortgage-Backed Securities, to business conditions affecting the specific industries in which the issuers are engaged. Corporate Debt Securities will typically decrease in value as a result of increases in interest rates. The Fund may invest in certain types of Corporate Debt Securities that have been issued with original issue discount or market discount. An investment in such securities poses certain economic risks and may have certain adverse cash flow consequences to the investor.

New Instruments. The Fund expects that, consistent with its investment limitations, it will invest in those new types of ARMS, other Mortgage-Backed Securities, U.S. Government Securities, Asset-Backed Securities, hedging instruments and other securities in which it may invest that the Adviser believes may assist the Fund in achieving its objective. Shareholders will receive written notice in advance of a significant investment, i.e., in excess of 5% of the Fund's net assets, in such newly developed securities.

OTHER INVESTMENT TECHNIQUES

Hedging Transactions. The Fund may enter into certain interest rate, options and futures transactions and may make investments in Eurodollar instruments for hedging purposes as described below.

* Interest Rate Transactions. The Fund may purchase or sell interest rate caps and floors to preserve a return or spread on a particular investment or portion of its portfolio or for other non-speculative purposes. The aggregate purchase price of caps and floors held by the Fund may not exceed 5% of the Fund's total assets. The Fund may sell, i.e., write, caps and floors without limitation, subject to the segregated account requirement described below. The Fund does not intend to use these transactions for speculative purposes. The purchase of an interest rate cap entitles the purchaser, to the extent a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent a specified index falls below a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the party selling such interest rate floor.

     The Fund may enter into interest rate caps and floors on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities. To the extent the Fund sells, i.e., writes, caps and floors, it will maintain in a segregated account cash or high quality liquid debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund's obligations with respect to any caps or floors. The Fund will not enter into any interest rate cap or floor transaction unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated at least A by Standard & Poor's or Moody's or is comparably rated by any other NRSRO. The Adviser will monitor the creditworthiness of contra-parties on an ongoing basis. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Interest rate caps and floors are somewhat recent innovations for which standardized documentation has not yet been developed and, accordingly, they are less liquid than many other investments.

* Options Transactions. The Fund may write, i.e., sell, covered put and call options with respect to the securities in which it may invest. A put option is sometimes referred to as a "standby commitment" and a call option is sometimes referred to as a "reverse standby commitment." By writing a call option, the Fund becomes obligated during the term of the option to deliver the securities underlying the option upon payment of the exercise price if the option is exercised. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. In connection with writing put options, the Fund will deposit and maintain in a segregated account with its custodian cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option. The Fund may not write puts if, as a result, more than 50% of its assets would be required to be segregated.

     The principal reason for writing call or put options is to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives premiums from writing call or put options, which it retains whether or not the options are exercised. By writing a call option, the Fund might lose the potential for gain on the underlying security while the option is open, and by writing a put option the Fund might become obligated to purchase the underlying security for more than its current market price upon exercise.

     The Fund may purchase put options, solely for hedging purposes, in order to protect portfolio holdings in an underlying security against a substantial decline in the market value of such holdings ("protective puts"). Such protection is provided during the life of the put because the Fund may sell the underlying security at the put exercise price, regardless of a decline in the underlying security's market price. Any loss to the Fund is limited to the premium and transaction costs paid for the put plus the initial excess, if any, of the market price of the underlying security over the exercise price. However, if the market price of such security increases, the profit the Fund realizes on the sale of the security will be reduced by the premium paid for the put option less any amount for which the put is sold.

     The Fund also may purchase call options solely for the purpose of hedging against an increase in prices of securities that the Fund ultimately wants to buy. Such protection is provided during the life of the call options because the Fund may buy the underlying security at the call exercise price regardless of any increase in the underlying security's market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. By using call options in this manner, the Fund will reduce any profit it might have realized had it bought the underlying security at the time it purchased the call option by the premium paid for the call option and by transaction costs. The aggregate premiums paid on all put and call options purchased by the Fund, including options on futures contracts, may not exceed 20% of the Fund's net assets.

     The Fund will purchase and write only exchange-traded put and call options. For further information concerning the characteristics and risks of options transactions, see "Investment Objective, Policies and Restrictions -- Options" in the Statement of Additional Information.

* Futures Contracts and Options on Futures Contracts. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or contracts based on financial indices including any index of securities in which the Fund may invest ("futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. The futures contracts in which the Fund may invest have been developed by and are traded on national commodity exchanges.

     The purpose of the acquisition or sale of a futures contract by the Fund is to hedge against fluctuations in the value of the Fund's portfolio without actually buying or selling securities. For example, if the Fund owns long-term debt securities and interest rates are expected to increase, the Fund might sell futures contracts. If interest rates did increase, the value of the debt securities in the Fund's portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. If, on the other hand, the Fund held cash reserves and short-term investments pending anticipated investment in long-term obligations and interest rates were expected to decline, the Fund might purchase futures contracts for U.S. Government securities. Since the behavior of such contracts would generally be similar to that of long-term securities, the Fund could take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market had stabilized. At that time, the Fund could accept delivery under the futures contracts or the futures contracts could be liquidated and the Fund's reserves could then be used to buy long-term securities in the cash market. The Fund will engage in such transactions only for hedging purposes, on either an asset-based or a liability-based basis, in each case in accordance with the rules and regulations of the Commodity Futures Trading Commission. See Appendix B to the Statement of Additional Information.

     The Fund may purchase and sell put and call options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or purchasing and selling the underlying futures contracts.

     The Fund's aggregate margin deposits in connection with futures contracts and options thereon may not exceed 5% of the Fund's total assets. Additional information with respect to futures contracts and options on futures contracts is set forth in Appendix B to the Statement of Additional Information.

     There are risks in using futures contracts and options on futures contracts as hedging devices. The primary risks associated with the use of futures contracts and options thereon are (a) the prices of futures contracts and options may not correlate perfectly with the market value of the underlying security held by the Fund, and (b) the possible lack of a liquid secondary market for a futures contract and the resulting inability to close a futures position prior to its maturity date. The risk that the Fund will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

     The effective use of futures contracts, options on futures contracts and the other hedging techniques discussed above is dependent upon the Adviser's judgment regarding interest rate movements and other economic factors. To the extent this judgment is incorrect, the Fund will be in a worse position than if such hedging techniques had not been used.

* Eurodollar Instruments. The Fund may make investments in Eurodollar instruments for hedging purposes only. Eurodollar instruments are essentially U.S. dollar denominated futures contracts or options thereon that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. The Fund uses Eurodollar futures contracts and options thereon to hedge against changes in LIBOR, to which many short-term borrowings and floating rate securities are linked. Eurodollar instruments are subject to the same limitations and risks as other futures contracts and options thereon.

When-Issued Securities. The Fund may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. When such transactions are negotiated, the price is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date. The Fund does not accrue income with respect to when-issued or forward commitment securities prior to their stated delivery date. Pending delivery of the securities, the Fund maintains in a segregated account cash or liquid high-grade debt obligations in an amount sufficient to meet its purchase commitments. The Fund likewise segregates securities it sells on a forward commitment basis. The Fund will purchase securities on a when-issued or forward commitment basis with the intention of acquiring such securities for its portfolio. The Fund may dispose of a commitment prior to settlement, however, if the Adviser deems it appropriate to do so.

The purchase of securities on a when-issued or forward commitment basis exposes the Fund to risk because the securities may decrease in value prior to their delivery. Purchasing securities on a when-issued or forward commitment basis involves the additional risk that the return available in the market when the delivery takes place will be higher than that obtained in the transaction itself. The purchase of securities on a when-issued or forward commitment basis while remaining substantially fully invested increases the amount of the Fund's assets that are subject to market risk to an amount that is greater than the Fund's net asset value, which could result in increased volatility of the price of the Fund's shares.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities may offer a higher yield than securities which are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may be restricted in its ability to sell such securities at a time when the Adviser deems it advisable to do so. In addition, in order to meet redemption requests, the Fund may have to sell other assets, rather than such illiquid securities, at a time which is not advantageous.


"Restricted securities" are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933 (the "1933 Act"). Such securities generally have been considered illiquid, since they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. In 1990, however, the SEC adopted Rule 144A under the 1933 Act, which provides a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers," as defined in the rule. The result of this rule has been the development of a more liquid and efficient institutional resale market for restricted securities. Thus, restricted securities are no longer necessarily illiquid. The Fund is not subject to any limitation on its ability to invest in securities simply because such securities are restricted. These securities will be treated as liquid when they have been determined to be liquid by the Board of Directors of the Fund or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. See "Investment Objective, Policies and Restrictions -- Illiquid Securities" in the Statement of Additional Information. Similar determinations may be made with respect to commercial paper issued in reliance upon the so-called "private placement" exemption from registration under Section 4(2) of the 1933 Act. Investing in Rule 144A securities could have the effect of increasing the level of illiquidity of the Fund to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

Lending of Portfolio Securities. In order to generate income, the Fund may lend portfolio securities representing up to 30% of the value of its total assets to broker-dealers, banks or other financial borrowers of securities. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the Fund will only enter into loan arrangements with broker-dealers, banks or other institutions which the Adviser has determined are creditworthy under guidelines established by the Board of Directors and will receive collateral in the form of cash, U.S. Government securities or other high-grade debt obligations equal to at least 100% of the value of the securities loaned. The value of the collateral and of the securities loaned is marked to market on a daily basis. During the time portfolio securities are on loan, the borrower pays the Fund an amount equivalent to any interest paid on the securities and the Fund may invest the cash collateral and earn income or may receive an agreed upon amount of interest income from the borrower. However, the amounts received by the Fund may be reduced by finders' fees paid to broker-dealers. Collateral (including any securities purchased with cash collateral) will be maintained by the Fund's custodian in a segregated account.

Repurchase Agreements. The Fund may enter into repurchase agreements pertaining to the securities in which it may invest. A repurchase agreement involves the purchase by the Fund of securities with the condition that after a stated period of time the original seller (a member bank of the Federal Reserve System or a recognized securities dealer) will buy back the same securities ("collateral") at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. In the event the original seller defaults on its obligation to repurchase, as a result of its bankruptcy or otherwise, the Fund will seek to sell the collateral, which action could involve costs or delays. In such case, the Fund's ability to dispose of the collateral to recover such investment may be restricted or delayed. While collateral will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest due thereunder), to the extent proceeds from the sale of collateral were less than the repurchase price, the Fund would suffer a loss. In the event of a seller's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral to the Fund's benefit. Repurchase agreements maturing in more than seven days are considered illiquid and subject to the Fund's restriction on investing in illiquid securities. See "Illiquid Securities" above.

Borrowing. The Fund may borrow money only for temporary or emergency purposes in an amount up to 10% of the value of its total assets. The Fund may borrow from a financial institution unrelated to the Fund or by entering into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements (as discussed above). Interest paid by the Fund on borrowed funds would decrease the net earnings of the Fund. The Fund will not purchase portfolio securities while outstanding borrowings exceed 5% of the value of the Fund's total assets. The Fund may mortgage, pledge or hypothecate its assets to secure permitted borrowings. The policies set forth in this paragraph are fundamental and may not be changed without a majority vote of the Fund's shares.

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decisions. Reverse repurchase agreements create leverage, a speculative factor, and are considered borrowings for purposes of the Fund's limitation on borrowing.

DURATION
The Adviser will attempt to maintain an average effective duration for the Fund's portfolio of one to four years. Effective duration estimates the interest rate risk (price volatility) of a security, i.e., how much the value of the security is expected to change with a given change in interest rates. The longer a security's effective duration, the more sensitive its price is to changes in interest rates. For example, if interest rates were to increase by 1%, the market price of a bond with an effective duration of five years would decrease by about 5%, with all other factors being constant.

It is important to understand that, while a valuable measure, effective duration is based on certain assumptions and has several limitations. It is most useful as a measure of interest rate risk when interest rate changes are small, rapid and occur equally across all the different points of the yield curve. In addition, effective duration is difficult to calculate precisely for bonds with prepayment options, such as mortgage-backed securities, because the calculation requires assumptions about prepayment rates. For example, when interest rates go down, homeowners may prepay their mortgages at a higher rate than assumed in the initial effective duration calculation, thereby shortening the effective duration of the Fund's mortgage-backed securities. Conversely, if rates increase, prepayments may decrease to a greater extent than assumed, extending the effective duration of such securities. For these reasons, the effective durations of funds which invest a significant portion of their assets in mortgage-backed securities can be greatly affected by changes in interest rates.

INVESTMENT RESTRICTIONS
The Fund has adopted certain investment restrictions, which are set forth in detail in the Statement of Additional Information under "Investment Objective, Policies and Restrictions." Fundamental restrictions which may not be changed without a majority vote of shareholders include, among others, the following:
(1) The Fund will not invest 25% or more of its total assets in the securities of issuers conducting their principal business activities in the same industry, except that, under normal market conditions, the Fund will invest 25% or more of the value of its total assets in ARMS issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by private organizations. Except for the requirement that the Fund invest 25% or more of its total assets in ARMS, the foregoing restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities or repurchase agreements relating thereto. The Fund will determine the industry classification of Asset-Backed Securities in its portfolio based on the type of collateral underlying the securities and will consider ARMS issued by the U.S. Government or its agencies or instrumentalities and ARMS issued by private organizations to be securities of issuers in the same industry. (2) With respect to 75% of its total assets, the Fund will not invest more than 5% of the value of its total assets (taken at market value at the time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof.

PORTFOLIO TURNOVER

The Fund actively uses trading to benefit from yield disparities among different issues of securities or otherwise to achieve its investment objective and policies. This strategy may result in a greater degree of portfolio turnover and, thus, a higher incidence of short-term capital gain than might be expected from investment companies that invest substantially all of their funds on a long-term basis. Such a strategy will also result in higher transaction costs. The Fund's portfolio turnover rate is set forth above under "Financial Highlights." The method of calculating portfolio turnover rate is set forth in the Statement of Additional Information under "Investment Objective, Policies and Restrictions -- Portfolio Turnover."



                                  MANAGEMENT

BOARD OF DIRECTORS
The Company's Board of Directors has the primary responsibility for overseeing the overall management of the Company and electing its officers.

INVESTMENT ADVISER
Piper Capital Management Incorporated (the "Adviser") has been retained under an Investment Advisory and Management Agreement with the Company to act as the Fund's investment adviser subject to the authority of the Board of Directors.


In addition to acting as the investment adviser for the Company, the Adviser, which was incorporated in 1983, also serves as investment adviser to a number of other open-end and closed-end investment companies and to various other concerns, including pension and profit sharing funds, corporate funds and individuals. As of November 15, 1995, the Adviser rendered investment advice regarding approximately $9 billion of assets. The Adviser is a wholly owned subsidiary of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry. The address of the Adviser is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.


The Adviser furnishes the Fund with investment advice and supervises the management and investment program of the Fund. The Adviser furnishes at its own expense all necessary administrative services, office space, equipment and clerical personnel for servicing the investments of the Fund, and investment advisory facilities and executive and supervisory personnel for managing the Fund's investments and effecting its portfolio transactions. In addition, the Adviser pays the salaries and fees of all officers and directors of the Company who are affiliated persons of the Adviser.

Under the Investment Advisory and Management Agreement, the Fund pays the Adviser a monthly fee at an annual rate of .35% on the first $500 million of the Fund's average daily net assets and .30% on average daily net assets in excess of $500 million.

PORTFOLIO MANAGEMENT

Thomas S. McGlinch and Wan-Chong Kung are primarily responsible for the day-to-day management of the Fund's portfolio. Mr. McGlinch has managed the portfolio since inception and Ms. Kung has been a co-manager since December 1995. Mr. McGlinch is a Senior Vice President and fixed-income portfolio manager for the Adviser. Prior to joining the Adviser in 1992, Mr. McGlinch was an institutional mortgage-backed securities trader for the Distributor during 1992. From 1988 to January 1992, Mr. McGlinch was a specialty products trader at FBS Investment Services, Inc. He is a Chartered Financial Analyst with an M.B.A. from the University of St. Thomas. Ms. Kung is a Vice President and portfolio manager for the Adviser. Prior to joining the Adviser in 1993, she was a Senior Consultant at Cytrol Inc. in Edina, Minnesota from 1989 to December 1992. Ms. Kung received a B.S. from the University of the Philippines in Manila and an M.B.A. from the University of Minnesota.


TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND CUSTODIAN

Investors Fiduciary Trust Company ("IFTC"), 210 West Tenth Street, Kansas City, Missouri 64105, (800) 874-6205, serves as Custodian for the Fund's portfolio securities and cash and as Transfer Agent and Dividend Disbursing Agent for the Fund. The Company has entered into a Shareholder Account Servicing Agreement with the Distributor. Under this agreement, the Distributor provides transfer agent and dividend disbursing agent services for certain shareholder accounts. For more information, see "Investment Advisory and Other Services -- Transfer Agent and Dividend Disbursing Agent" in the Statement of Additional Information.


PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSION
The Adviser selects brokers and futures commission merchants to use for the Fund's portfolio transactions. In making its selection, the Adviser may consider a number of factors, which are more fully discussed in the Statement of Additional Information, including, but not limited to, research services, the reasonableness of commissions and quality of services and execution. A broker's sales of shares may also be considered a factor if the Adviser is satisfied that the Fund would receive from that broker the most favorable price and execution then available for a transaction. Portfolio transactions for the Fund may be effected through the Distributor on a securities exchange in compliance with
Section 17(e) of the Investment Company Act of 1940, as amended (the "1940 Act"). For more information, see "Portfolio Transactions and Allocation of Brokerage" in the Statement of Additional Information.

                         DISTRIBUTION OF FUND SHARES

Piper Jaffray acts as the principal distributor of the Fund's shares. The Company has adopted a Distribution Plan (the "Plan") as required by Rule 12b-1 under the 1940 Act. Pursuant to the provisions of the Plan, the Fund pays a monthly service fee to the Distributor at an annual rate of .15% of the Fund's average daily net assets in connection with servicing of the Fund's shareholder accounts. This fee is intended to compensate the Distributor for the ongoing servicing and/or maintenance of Fund shareholder accounts and the costs incurred in connection therewith ("Shareholder Servicing Costs"). Shareholder Servicing Costs include all expenses of the Distributor incurred in connection with providing shareholder liaison services, including, but not limited to, an allocation of the Distributor's overhead and payments made to persons, including employees of the Distributor, who respond to inquiries of shareholders regarding their ownership of shares or their accounts with the Fund, and who provide information on shareholders' investments.

The Distributor uses all or a portion of its Rule 12b-1 service fee to make payments to Investment Executives of the Distributor and broker-dealers which have entered into sales agreements with the Distributor. If shares of the Fund are sold by a representative of a broker-dealer other than the Distributor, the broker-dealer is paid .15% of the average daily net assets of the Fund attributable to shares sold by the broker-dealer's representative. If shares of the Fund are sold by an Investment Executive of the Distributor, compensation is paid to the Investment Executive in the manner set forth in a written agreement, in an amount not to exceed .15% of the average daily net assets of the Fund attributable to shares sold by the Investment Executive. Further information regarding the Plan is contained in the Statement of Additional Information.

                         SHAREHOLDER GUIDE TO INVESTING

                             HOW TO PURCHASE SHARES

GENERAL
The Fund's shares may be purchased at the public offering price from the Distributor and from other broker-dealers who have sales agreements with the Distributor. The address of the Distributor is that of the Fund. The Distributor reserves the right to reject any purchase order. You should be aware that, because the Fund does not issue stock certificates, Fund shares must be kept in an account with the Distributor or with IFTC. All investments must be arranged through your Piper Jaffray Investment Executive or other broker-dealer.

PURCHASE PRICE
You may purchase shares of the Fund at the net asset value per share next calculated after receipt of your order by your Piper Jaffray Investment Executive or other broker-dealer, plus a front-end sales charge as follows:

                                             SALES CHARGE        SALES CHARGE
                                          AS A PERCENTAGE OF  AS A PERCENTAGE OF
AMOUNT OF TRANSACTION AT OFFERING PRICE     OFFERING PRICE      NET ASSET VALUE

Less than $100,000                               1.50%                1.52%
$100,000 but less than $250,000                  1.25%                1.27%
$250,000 but less than $500,000                  1.00%                1.01%
$500,000 and over                                0.00%                0.00%

This table sets forth total sales charges or underwriting commissions. The Distributor may reallow up to the entire sales charge to broker-dealers in connection with their sales of shares. Broker-dealers who are reallowed 90% or more of the sales charge may, by virtue of such reallowance, be deemed to be "underwriters" under the 1933 Act.

The Distributor will make certain payments to its Investment Executives and to other broker-dealers in connection with their sales of Fund shares. See "Distribution of Fund Shares" above. In addition, the Distributor or the Adviser, at their own expense, will provide promotional incentives to Investment Executives of the Distributor and to broker-dealers who have sales agreements with the Distributor in connection with sales of shares of the Fund and other mutual funds for which the Adviser acts as Investment Adviser. In some instances, these incentives may be made available only to certain Investment Executives or broker-dealers who have sold or may sell significant amounts of such shares. The incentives may include payment for travel expenses, including lodging at luxury resorts, incurred in connection with sales seminars.

PURCHASES OF $500,000 OR MORE
If you make a purchase of $500,000 or more (including purchases made under a Letter of Intent), a .20% contingent deferred sales charge will be assessed in the event you redeem shares within 24 months following the purchase. This sales charge will be paid to the Distributor. For more information, please refer to the Contingent Deferred Sales Charge section of "How to Redeem Shares." The Distributor will pay its Investment Executives and other broker-dealers in connection with these purchases as follows:


                                    FEE AS
                                 A PERCENTAGE
AMOUNT OF TRANSACTION          OF OFFERING PRICE

First $3,000,000                      .20%
Next $2,000,000                       .15%
Next $5,000,000                       .10%
Above $10,000,000                     .05%

Piper Jaffray Investment Executives and other broker-dealers generally will not receive a fee in connection with purchases on which the contingent deferred sales charge is waived. However, the Distributor, in its discretion, may pay a fee out of its own assets to its Investment Executives and other broker-dealers in connection with purchases by employee benefit plans on which no sales charge is imposed. Please see "Special Purchase Plans" below.

MINIMUM INVESTMENTS
A minimum initial investment of $250 is required. There is no minimum for subsequent investments. The Distributor, in its discretion, may waive the minimum.

                          REDUCING YOUR SALES CHARGE

You may qualify for a reduced sales charge through one or more of several plans. You must notify your Piper Jaffray Investment Executive or broker-dealer at the time of purchase to take advantage of these plans.

AGGREGATION
Front-end or initial sales charges may be reduced or eliminated by aggregating your purchase with purchases of certain related personal accounts. In addition, purchases made by members of certain organized groups will be aggregated for purposes of determining sales charges. Sales charges are calculated by adding the dollar amount of your current purchase to the higher of the cost or current value of shares of any Piper fund sold with a sales charge that are currently held by you and your related accounts or by other members of your group.

Qualified Groups. You may group purchases in the following personal accounts together:

*    Your individual account.

*    Your spouse's account.

*    Your children's accounts (if they are under the age of 21).

* Your employee benefit plan accounts if they are exclusively for your benefit. This includes accounts such as IRAs, individual 403(b) plans or single-participant Keogh-type plans.

* A single trust estate or single fiduciary account if you are the trustee or fiduciary.

Additionally, purchases made by members of any organized group meeting the requirements listed below may be aggregated for purposes of determining sales charges:

*    The group has been in existence for more than six months.

* It is not organized for the purpose of buying redeemable securities of a registered investment company.

* Purchases must be made through a central administration, or through a single dealer, or by other means that result in economy of sales effort or expense.

An organized group does not include a group of individuals whose sole organizational connection is participation as credit card holders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser.

RIGHT OF ACCUMULATION

Sales charges for purchases of Fund shares into Piper Jaffray accounts will be automatically calculated taking into account the dollar amount of any new purchases along with the higher of current value or cost of shares previously purchased in any other mutual fund managed by the Adviser (except Hercules Funds Inc.) that was sold with a sales charge. For other broker-dealer accounts, you should notify your Investment Executive at the time of purchase of additional Piper fund shares you may own.


LETTER OF INTENT

Your sales charge may be reduced by signing a non-binding Letter of Intent. This Letter of Intent will state your intention to invest $100,000 or more in any of the mutual funds managed by the Adviser that are sold with a sales charge (except Hercules Funds Inc.) over a 13-month period, beginning not earlier than 90 days prior to the date you sign the Letter. You will pay the lower sales charge applicable to the total amount you plan to invest over the 13-month period. Part of your shares will be held in escrow to cover additional sales charges that may be due if you do not invest the planned amount. Please see "Purchase of Shares" in the Statement of Additional Information for more details. You can contact your Piper Jaffray Investment Executive or other broker-dealer for an application.



                            SPECIAL PURCHASE PLANS

For more information on any of the following special purchase plans, contact your Piper Jaffray Investment Executive or other broker-dealer.


PURCHASES BY PIPER JAFFRAY COMPANIES INC., ITS SUBSIDIARIES AND ASSOCIATED
PERSONS
Piper Jaffray Companies Inc. and its subsidiaries may buy shares of the Fund without incurring a sales charge. The following persons associated with such entities also may buy Fund shares without paying a sales charge:


*    Officers, directors and partners.

*    Employees and retirees.

*    Sales representatives.

*    Spouses or children under the age of 21 of any of the above.

* Any trust, pension, profit sharing or other benefit plan for any of the above.

PURCHASES BY BROKER-DEALERS
Employees of broker-dealers who have entered into sales agreements with the Distributor, and spouses and children under the age of 21 of such employees, may buy shares of the Fund without incurring a sales charge.

PURCHASES BY OTHER INDIVIDUALS WITHOUT A SALES CHARGE
The following other individuals and entities may also buy Fund shares without paying a sales charge:

* Clients of the Adviser may buy shares of the Fund in their advisory accounts.

* Discretionary accounts at Piper Trust Company and participants in investment companies exempt from registration under the 1940 Act that are managed by the Adviser.

* Trust companies and bank trust departments using funds over which they exercise exclusive discretionary investment authority and which are held in a fiduciary, agency, advisory, custodial or similar capacity.

* Investors purchasing shares through a Piper Jaffray Investment Executive if the purchase of such shares is funded by the proceeds from the sale of shares of any non-money market open-end mutual fund. This privilege is available for 30 days after the sale.

PURCHASES BY EMPLOYEE BENEFIT PLANS AND TAX-SHELTERED ANNUITIES

* Shares of the Fund will be sold at net asset value, without a sales charge, to employee benefit plans containing an actively maintained qualified cash or deferred arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended (the "Code") ("401(k) Plan"). In the event a 401(k) Plan of an employer has purchased shares in the Fund during any calendar quarter, any other employee benefit plan of such employer that is a qualified plan under Section 401(a) of the Code also may purchase shares of the Fund during such quarter without incurring a sales charge.

* Custodial accounts under Section 403(b) of the Code (known as tax-sheltered annuities) also may buy shares of the Fund without incurring a sales charge.

PURCHASES USING FINAL TERM TRUST DISTRIBUTIONS

* Prior to the merger of BDJ, CDJ, DDJ and EDJ into the Fund, the shareholders of BDJ, CDJ and DDJ received special distributions, which were payable on August 24, 1995, of all of their respective Trust's previously undistributed net income and net realized capital gains. Shareholders who received these distributions may use them to purchase shares of the Fund at net asset value through December 31, 1995, provided the shareholder holds his or her shares in a Piper Jaffray account or in the account of a broker-dealer which has a sales agreement with the Distributor.

                             HOW TO REDEEM SHARES

NORMAL REDEMPTION
You may redeem all or a portion of your shares on any day that the Fund values its shares. (Please refer to "Valuation of Shares" below for more information.) Your shares will be redeemed at the net asset value next calculated after the receipt of your instructions in good form by your Piper Jaffray Investment Executive or other broker-dealer as explained below.

Piper Jaffray Inc. Accounts. To redeem your shares, please contact your Piper Jaffray Investment Executive with a verbal request to redeem your shares.

Other Broker-Dealer Accounts. To redeem your shares, you may either contact your broker-dealer with a verbal request or send a written request directly to the Fund's transfer agent, IFTC. This request should contain the dollar amount or number of shares to be redeemed, your Fund account number and either a social security or tax identification number (as applicable). You should sign your request in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. A signature guarantee is required for redemptions over $25,000. Please contact IFTC or refer to "Redemption of Shares" in the Statement of Additional Information for more details.

CONTINGENT DEFERRED SALES CHARGE
If you invest $500,000 or more and, as a result, pay no front-end sales charge, you may incur a contingent deferred sales charge if you redeem within 24 months. This charge will be equal to .20% of the lesser of the net asset value of the shares at the time of purchase or at the time of redemption. This charge does not apply to amounts representing an increase in the value of Fund shares due to capital appreciation or to shares acquired through reinvestment of dividend or capital gain distributions. In determining whether a contingent deferred sales charge is payable, shares that are not subject to any deferred sales charge will be redeemed first, and other shares will then be redeemed in the order purchased.

Letter of Intent. In the case of a Letter of Intent, the 24-month period begins on the date the Letter of Intent is completed.

Special Purchase Plans. If you purchased your shares through one of the plans described above under "Special Purchase Plans," the contingent deferred sales charge will be waived. In addition, the contingent deferred sales charge will be waived in the event of:

* The death or disability (as defined in Section 72(m)(7) of the Code) of the shareholder. (This waiver will be applied to shares held at the time of death or the initial determination of disability of either an individual shareholder or one who owns the shares as a joint tenant with the right of survivorship or as a tenant in common.)

*    A lump sum distribution from an employee benefit plan qualified under
     Section 401(a) of the Code, an individual retirement account under Section 408(a) of the Code or a simplified employee pension plan under Section 408(k) of the Code.

* Systematic withdrawals from any such plan or account if the shareholder is at least 59 1/2 years old.

* A tax-free return of the excess contribution to an individual retirement account under Section 408(a) of the Code.

* Involuntary redemptions effected pursuant to the right to liquidate shareholder accounts having an aggregate net asset value of less than $200.

Exchanges. If you exchange your shares, no contingent deferred sales charge will be imposed. However, the charge will apply if you subsequently redeem the new shares within 24 months of the original purchase.

Reinstatement Privilege. If you elect to use the Reinstatement Privilege (please see "Shareholder Services" below), any contingent deferred sales charge you paid will be credited to your account (proportional to the amount reinvested). Please see "Redemption of Shares" in the Statement of Additional Information for more details.

PAYMENT OF REDEMPTION PROCEEDS
After your shares have been redeemed, proceeds will normally be sent to you or your broker-dealer within three business days. In no event will payment be made more than seven days after receipt of your order in good form. However, payment may be postponed or the right of redemption suspended for more than seven days under unusual circumstances, such as when trading is not taking place on the New York Stock Exchange. Payment of redemption proceeds may also be delayed if the shares to be redeemed were purchased by a check drawn on a bank which is not a member of the Federal Reserve System, until such checks have cleared the banking system (normally up to 15 days from the purchase date).

INVOLUNTARY REDEMPTION
The Fund reserves the right to redeem your account at any time the net asset value of the account falls below $200 as the result of a redemption or exchange request. You will be notified in writing prior to any such redemption and will be allowed 30 days to make additional investments before the redemption is processed.

                             SHAREHOLDER SERVICES

AUTOMATIC MONTHLY INVESTMENT PROGRAM
You may arrange to make additional automated purchases of shares of the Fund or certain other mutual funds managed by the Adviser. You can automatically transfer $100 or more per month from your bank, savings and loan or other financial institution to purchase additional shares. In addition, if you hold your shares in a Piper Jaffray account you may arrange to make such additional purchases by having $25 or more automatically transferred each month from any Piper money market fund. You should contact your Piper Jaffray Investment Executive or IFTC to obtain authorization forms or for additional information.

REINSTATEMENT PRIVILEGE

If you have redeemed shares of the Fund, you may be eligible to reinvest in shares of any fund managed by the Adviser without payment of an additional sales charge (except Hercules Funds Inc.). The reinvestment request must be made within 30 days of the redemption. This privilege is subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired. You may reinvest through a broker-dealer other than the Distributor only if there is a valid sales agreement between your broker-dealer and the Distributor for the fund in which you wish to invest.


EXCHANGE PRIVILEGE
If your investment goals change, you may prefer a fund with a different objective. If you are considering an exchange into another mutual fund managed by the Adviser, you should carefully read the appropriate prospectus for additional information about that fund. A prospectus may be obtained through your Piper Jaffray Investment Executive, your broker-dealer or the Distributor. To exchange your shares, please contact your Piper Jaffray Investment Executive, your broker-dealer or IFTC.


You may exchange your shares for shares of any other mutual fund managed by the Adviser (except Hercules Funds Inc.) that is open to new investors. All exchanges are subject to the eligibility of share purchases in your state as well as the minimum investment requirements and any other applicable terms in the prospectus of the fund being acquired. Exchanges are made on the basis of the net asset values of the funds involved, except that investors exchanging into a fund which has a higher sales charge generally must pay the difference. However, exchanges of Fund shares received in the Merger will be permitted without payment of an additional sales charge.


If you hold your Fund shares through a broker-dealer other than the Distributor, the exchange privilege may not be available. Exchanges will be permitted only if there is a valid sales agreement between your broker-dealer and the Distributor for the fund into which you wish to exchange.

You may make four exchanges per year without payment of a service charge. Thereafter you will pay a $5 service charge for each exchange. The Fund reserves the right to change or discontinue the exchange privilege, or any aspect of the privilege, upon 60 days' written notice.

TELEPHONE TRANSACTION PRIVILEGES

Piper Jaffray Inc. Accounts. If you hold your shares in a Piper Jaffray account, you may telephone your Investment Executive to execute any transaction or to apply for many shareholder services. In some cases, you may be required to complete a written application.


Other Broker-Dealer Accounts. If you hold your shares in an account with your broker-dealer or at IFTC, you may authorize telephone privileges by completing the Account Application and Services Form. Please contact your broker-dealer or IFTC (800-874-6205) for an application or for more details. The Fund will employ reasonable procedures to confirm that a telephone request is genuine, including requiring that payment be made only to the address of record or the bank account designated on the Account Application and Services Form and requiring certain means of telephonic identification. If the Fund employs such procedures, it will not be liable for following instructions communicated by telephone that it reasonably believes to be genuine. If the Fund does not employ such procedures, it may be liable for any losses due to unauthorized or fraudulent telephone instructions. It may be difficult to reach the Fund by telephone during periods when market or economic conditions lead to an unusually large volume of telephone requests. If you cannot reach the Fund by telephone, you should contact your broker-dealer or issue written instructions to IFTC at the address set forth herein. See "Management -- Transfer Agent, Dividend Disbursing Agent and Custodian." The Fund reserves the right to suspend or terminate its telephone services at any time without notice.


DIRECTED DIVIDENDS

You may direct income dividends and capital gains distributions to be invested in any other mutual fund managed by the Adviser (other than a money market fund or Hercules Funds Inc.) that is offered in your state. This investment will be made at net asset value. It will not be subject to a minimum investment amount except that you must hold shares in such fund (including the shares being acquired with the dividend or distribution) with a value at least equal to such fund's minimum initial investment amount. This privilege may not be available if you hold your Fund shares through a broker-dealer other than the Distributor. Distributions may be invested in another mutual fund managed by the Adviser only if there is a valid sales agreement for that fund between your broker-dealer and the Distributor.


SYSTEMATIC WITHDRAWAL PLAN
If your account has a value of $5,000 or more, you may establish a Systematic Withdrawal Plan. This plan will allow you to receive regular periodic payments by redeeming as many shares from your account as necessary. As with other redemptions, a redemption to make a withdrawal is a sale for federal income tax purposes. Payments made under a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of the payments may be a return of capital.


A request to establish a Systematic Withdrawal Plan must be submitted in writing to your Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that you may withdraw each period is $100. You will be required to have any income dividends and any capital gains distributions reinvested. You may choose to have withdrawals made monthly, quarterly or semiannually. Please contact your Piper Jaffray Investment Executive, other broker-dealer or IFTC for more information.



You should be aware that additional investments in an account that has an active Systematic Withdrawal Plan may be inadvisable due to sales charges and tax liabilities. Please refer to "Redemption of Shares" in the Statement of Additional Information for additional details.


ACCOUNT PROTECTION
If you purchased your shares of the Fund through a Piper Jaffray Investment Executive, you may choose from several account options. Your investments in the Fund held in a Piper Jaffray account (except for non-"PAT" accounts) would be protected up to $25 million. Investments held in non-"PAT" Piper Jaffray accounts are protected up to $2.5 million. In each case, the Securities Investor Protection Corporation ("SIPC") provides $500,000 of protection; the additional coverage is provided by The Aetna Casualty & Surety Company. This additional account protection guarantees that if Piper Jaffray were to fail financially, the securities in your account would be protected. This protection does not cover any declines in the net asset value of Fund shares.

CONFIRMATION OF TRANSACTIONS AND REPORTING OF OTHER INFORMATION

Each time there is a transaction involving your Fund shares, such as a purchase, redemption or dividend reinvestment, you will receive a confirmation statement describing that activity. This information will be provided to you from either Piper Jaffray, your broker-dealer or IFTC. In addition, you will receive various IRS forms after the first of each year detailing important tax information and the Fund is required to supply annual and semiannual reports that list securities held by the Fund and include the current financial statements of the Fund.


Householding. If you have multiple accounts with Piper Jaffray, you may receive some of the above information in combined mailings. This will not only help to reduce Fund expenses, it will help the environment by saving paper. Please contact your Piper Jaffray Investment Executive for more information.

                         DIVIDENDS AND DISTRIBUTIONS


The net investment income of the Fund will be declared as dividends daily and will be paid monthly. Net realized capital gains, if any, will be distributed at least once annually. Each daily dividend is payable to Fund shareholders of record at the time of its declaration. The term "shareholders of record" includes holders of shares purchased for which payment has been received by the Distributor or IFTC, as appropriate, and excludes holders of shares redeemed on that day. Shares redeemed will earn dividends through the day prior to settlement of the redemption. The Fund will not attempt to stabilize distributions, and intends to distribute to its shareholders substantially all of the net investment income earned during any period. Thus, dividends can be expected to vary from month to month.



Distributions Options. All net investment income dividends and net realized capital gains distributions for the Fund generally will be payable in additional shares of the Fund at net asset value ("Reinvestment Option"). If you wish to receive your distributions in cash, you must notify your Piper Jaffray Investment Executive or other broker-dealer. You may elect either to receive income dividends in cash and capital gains distributions in additional shares of the Fund at net asset value ("Split Option"), or to receive both income dividends and capital gains distributions in cash ("Cash Option"). You may also direct income dividends and capital gains distributions to be invested in another mutual fund managed by the Adviser, subject to certain restrictions. See "Shareholder Services -- Directed Dividends" above. The taxable status of income dividends and/or net capital gains distributions is not affected by whether they are reinvested or paid in cash.



                             VALUATION OF SHARES

The Fund computes its net asset value on each day the New York Stock Exchange (the "Exchange") is open for business. The calculation is made as of the regular close of the Exchange (currently 4:00 p.m. New York time) after the Fund has declared any applicable dividends.

The net asset value per share for the Fund is determined by dividing the value of the securities owned by the Fund plus any cash and other assets (including interest accrued and dividends declared but not collected) less all liabilities by the number of Fund shares outstanding. For the purposes of determining the aggregate net assets of the Fund, cash and receivables will be valued at their face amounts. Interest will be recorded as accrued.


The value of certain fixed-income securities will be provided by an independent pricing service, which determines these valuations at a time earlier than the close of the Exchange. Pricing services consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at securities valuations. Fixed income securities for which prices are not available from an independent pricing service but where an active market exists will be valued using market quotations obtained from one or more dealers that make markets in the securities. Occasionally events affecting the value of such securities may occur between the time valuations are determined and the close of the Exchange. If events materially affecting the value of such securities occur during such period, or if management determines for any other reason that valuations provided by the pricing service are inaccurate, such securities will be valued at their fair value according to procedures decided upon in good faith by the Board of Directors. In addition, any securities or other assets of the Fund for which market prices are not readily available will be valued at their fair value in accordance with such procedures.



                                  TAX STATUS

The Fund intends to qualify for treatment as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code") during its current taxable year. If so qualified, the Fund will not be liable for federal income taxes to the extent it distributes its taxable income to shareholders.

Distributions by the Fund are generally taxable to the shareholders, whether received in cash or additional shares of the Fund (or shares of another mutual fund managed by the Adviser). Distributions of net capital gains (designated as "capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has held the shares of the Fund. The Fund will send written notices to shareholders regarding the tax status of all distributions made during each year.

A shareholder will recognize a capital gain or loss upon the sale or exchange of shares in the Fund if, as is normally the case, the shares are capital assets in the shareholder's hands. This capital gain or loss will be long-term if the shares have been held for more than one year.

The foregoing relates to federal income taxation as in effect as of the date of this Prospectus. For a more detailed discussion of the federal income tax consequences of investing in shares of the Fund, see "Taxation" in the Statement of Additional Information. Before investing in the Fund, you should check the consequences of your local and state tax laws.

                           PERFORMANCE COMPARISONS


Advertisements and other sales literature for the Fund may refer to "average annual total return," "cumulative total return" and "yield". When the Fund advertises its yield, it will also advertise its total return as required by the rules of the Securities and Exchange Commission. All such yield and total return quotations are based upon historical earnings and are not intended to indicate future performance. The return on and principal value of an investment in the Fund will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total return quotations will be based upon the performance of DDJ for periods prior to the Merger.


Yield calculations will be based upon a 30-day period stated in the advertisement and will be calculated by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the advertised period by the offering price per share (including the maximum sales charge) on the last day of the period. The result will then be "annualized" using a formula that provides for semi-annual compounding of income.

Average annual total return is the average annual compounded rate of return on a hypothetical $1,000 investment made at the beginning of the advertised period. Cumulative total return is calculated by subtracting a hypothetical $1,000 payment to the Fund from the redeemable value of such payment at the end of the advertised period, dividing such difference by $1,000 and multiplying the quotient by 100. In calculating average annual and cumulative total return, the maximum sales charge is deducted from the hypothetical investment and all dividends and distributions are assumed to be reinvested. Such total return quotations may be accompanied by quotations which do not reflect the reduction in value of the initial investment due to the sales charge, and which thus will be higher.

Comparative performance information also may be used from time to time in advertising the Fund's shares. For example, advertisements may compare the Fund's performance to that of various unmanaged market indices, or may include performance data from Lipper Analytical Services, Inc., Morningstar, Inc. or other entities or organizations which track the performance of investment companies.

For additional information regarding comparative performance information and the calculation of yield, average annual total return and cumulative total return, see "Performance Comparisons" in the Statement of Additional Information.

                             GENERAL INFORMATION


The Company, which was organized under the laws of the State of Minnesota on April 10, 1995, is authorized to issue a total of 100 billion shares of common stock, with a par value of $.01 per share. Ten billion of those shares have been designated as Series A Common Shares, which are the shares of common stock of the Fund. Currently, Series A is the only outstanding series of shares of the Company.


The Board of Directors is empowered under the Company's Articles of Incorporation to issue additional series of the Company's common stock without shareholder approval. In addition, the Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within the Fund, as well as within any series of the Company created in the future. See "Capital Stock and Ownership of Shares" in the Statement of Additional Information.

All shares, when issued, will be fully paid and nonassessable and will be redeemable. All shares have equal voting rights. They can be issued as full or fractional shares. A fractional share has pro rata the same kind of rights and privileges as a full share. The shares possess no preemptive or conversion rights.

Each share of a series has one vote (with proportionate voting for fractional shares) irrespective of the relative net asset values of the series' shares. On some issues, such as the election of directors, all shares of the Company vote together as one series. On an issue affecting only a particular series, the shares of the affected series vote separately. Cumulative voting is not authorized. This means that the holders of more than 50% of the shares voting for the election of directors can elect 100% of the directors if they choose to do so, and, in such event, the holders of the remaining shares will be unable to elect any directors.

The Bylaws of the Company provide that shareholder meetings be held only with such frequency as required under Minnesota law. Minnesota corporation law requires only that the Board of Directors convene shareholder meetings when it deems appropriate. In addition, Minnesota law provides that if a regular meeting of shareholders has not been held during the immediately preceding 15 months, a shareholder or shareholders holding 3% or more of the voting shares of the Company may demand a regular meeting of shareholders by written notice given to the chief executive officer or chief financial officer of the Company. Within 30 days after receipt of the demand, the Board of Directors shall cause a regular meeting of shareholders to be called, which meeting shall be held no later than 90 days after receipt of the demand, at the expense of the Company. In addition, the 1940 Act requires a shareholder vote for all amendments to fundamental investment policies and restrictions and for all amendments to investment advisory contracts and Rule 12b-1 distribution plans. The 1940 Act also provides that Directors of the Company may be removed by action of the record holders of two-thirds or more of the outstanding shares of the Company. The Directors are required to call a meeting of shareholders for the purpose of voting upon the question of removal of any Director when so requested in writing by the record holders of at least 10% of the Company's outstanding shares.

PENDING LEGAL PROCEEDINGS
American Adjustable Rate Term Trust Inc. -- 1996 ("BDJ"), American Adjustable Rate Term Trust Inc. -- 1997 ("CDJ"), American Adjustable Rate Term Trust Inc. -- 1998 ("DDJ") and American Adjustable Rate Term Trust Inc. -- 1999 ("EDJ") (collectively, the "Trusts") merged into the Company on September 1, 1995. The Company may be deemed to be a successor by merger to such Trusts and, as such, may succeed to their liabilities, including damages sought in any litigation.

On October 20, 1994, Herman D. Gordon filed a complaint in the U.S. District Court for the District of Minnesota against DDJ and EDJ, the Adviser, the Distributor, Piper Jaffray Companies Inc. ("Piper") and certain associated individuals (the "Gordon Litigation"). A second complaint was filed by Frank Donio, I.R.A., and other plaintiffs on April 14, 1995, in the U.S. District Court for the District of Minnesota against BDJ, CDJ, DDJ and EDJ, the Adviser, the Distributor, Piper and certain associated individuals (the "Donio Litigation"). Plaintiffs in both actions filed a Consolidated Amended Class Action Complaint on May 23, 1995. The consolidated complaint, which purports to be a class action, alleges that the defendants violated certain federal and state securities laws by making materially misleading statements in prospectuses and other disclosures concerning risks associated with investing in the Trusts, compliance with the Trusts' investment policies, and the reasons for proposing and the benefits to be obtained by shareholders from the Merger and by allegedly breaching their fiduciary duties. Damages are being sought in an unspecified amount.

Piper and the Adviser have agreed, pursuant to an indemnification agreement between and among Piper, the Adviser and the Company, to indemnify the Company against any losses incurred in connection with the Gordon and Donio Litigations.


In addition to the complaints against the Trusts described above, complaints have been brought against the Adviser and the Distributor relating to certain other investment companies for which the Adviser acts or has acted as investment adviser or subadviser. These lawsuits do not involve the Fund or the Trusts. A number of complaints have been brought in federal and state court against the Institutional Government Income Portfolio ("PJIGX") series of Piper Funds Inc., the Adviser, the Distributor, and certain individuals affiliated or formerly affiliated with the Adviser and the Distributor. In addition, complaints have been filed in federal court relating to a number of closed-end investment companies managed by the Adviser and two open-end investment companies for which the Adviser has acted as sub-adviser. The complaints, which ask for rescission of plaintiff shareholders' purchases or compensatory damages, plus interest, costs and expenses, generally allege, among other things, certain violations of federal and/or state securities laws, including the making of materially misleading statements in propectuses concerning investment policies and risks. See "Pending Litigation" in the Statement of Additional Information.



A settlement agreement has been reached with respect to one of the complaints involving PJIGX. An Amended Consolidated Class Action Complaint, which represents a consolidation of claims previously brought by 11 persons or entities, was filed on October 5, 1994 in the United States District Court, District of Minnesota. The named plaintiffs in this putative class action (the "PJIGX action") purport to represent a class of individuals and groups who purchased shares of PJIGX during the period from July 1, 1991 through May 9, 1994. The named plaintiffs and defendants have entered into a settlement agreement which has received preliminary approval from the Court. The terms of the settlement are set forth in a Settlement Agreement dated July 20, 1995 (as modified by an Addendum filed on July 28, 1995). The Settlement Agreement contained a provision which would have permitted the defendants to cancel the Agreement if shareholders who had incurred a cumulative "loss" (as defined under the Agreement) of more than 10% of the loss sustained by the entire class had opted out. The October 2, 1995 deadline for requesting exclusion from the class has passed, and the loss sustained by persons requesting exclusions is less than 10%. If granted final approval by the Court, the settlement agreement would provide up to approximately $70 million to class members in payments scheduled over approximately three years. Such payments would be made by Piper Jaffray Companies and the Adviser and would not be an obligation of Piper Funds Inc. Six additional complaints have been brought and a number of actions have been commenced in arbitration relating to PJIGX.


The Adviser and the Distributor do not believe that the PJIGX settlement or any outstanding complaint or action in arbitration will have a material adverse effect on their ability to perform under their agreements with the Company or a material adverse effect on the Fund, and they intend to defend such lawsuits and actions vigorously.

NO DEALER, SALES REPRESENTATIVE OR OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS (AND/OR IN THE STATEMENT OF ADDITIONAL INFORMATION REFERRED TO ON THE COVER PAGE OF THIS PROSPECTUS), AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND OR PIPER JAFFRAY INC. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OR SOLICITATION BY ANYONE IN THE STATE IN WHICH SUCH OFFER OR SOLICITATION IS NOT AUTHORIZED, OR IN WHICH THE PERSON MAKING SUCH OFFER OR SOLICITATION IS NOT QUALIFIED TO DO SO, OR TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.


                             PIPER FUNDS INC. -- II

                               INVESTMENT ADVISER
                      Piper Capital Management Incorporated

                                   DISTRIBUTOR
                               Piper Jaffray Inc.

                          CUSTODIAN AND TRANSFER AGENT
                        Investors Fiduciary Trust Company

                              INDEPENDENT AUDITORS
                              KPMG Peat Marwick LLP

                                  LEGAL COUNSEL
                            Dorsey & Whitney P.L.L.P.


Table of Contents

                                           PAGE
Introduction                                  2
Fund Expenses                                 4
Financial Highlights                          5
Investment Objective, Policies and Risk
Factors                                       6
Management                                   19
Distribution of Fund Shares                  20
SHAREHOLDER GUIDE TO
INVESTING
  How to Purchase Shares                     21
  Reducing Your Sales Charge                 22
  Special Purchase Plans                     23
  How to Redeem Shares                       24
  Shareholder Services                       26
  Dividends and Distributions                29
Valuation of Shares                          30
Tax Status                                   30
Performance Comparisons                      30
General Information                          31

PJARX-05


                               ADJUSTABLE RATE
                                   MORTGAGE
                                  SECURITIES
                                     FUND
                                  PROSPECTUS

                              DECEMBER 18, 1995






                                     PART B


                    ADJUSTABLE RATE MORTGAGE SECURITIES FUND

                        A series of Piper Funds Inc.--II


                       STATEMENT OF ADDITIONAL INFORMATION


                                December 18, 1995


                                Table of Contents
                                                                  Page


Investment Objective, Policies and Restrictions ................    2
Directors and Executive Officers ...............................   10
Investment Advisory and Other Services .........................   14
Portfolio Transactions and Allocation of Brokerage .............   19
Capital Stock and Ownership of Shares ..........................   21
Net Asset Value and Public Offering Price ......................   22
Performance Comparisons ........................................   23
Purchase of Shares .............................................   25
Redemption of Shares ...........................................   25
Taxation .......................................................   27
General Information ............................................   29
Financial Statements ...........................................   30
Pending Litigation .............................................   30
Appendix A - Corporate Bond and Commercial Paper Ratings .......   A-1
Appendix B - Interest Rate Futures Contracts and Related Options   B-1

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to the Prospectus dated December 18, 1995, and should be read in conjunction therewith. A copy of the Prospectus may be obtained without charge by mailing a written request to the Fund at Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804, or by calling (800) 866-7778.




                 INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS


This Statement of Additional Information relates to Adjustable Rate Mortgage Securities Fund (the "Fund"), the only outstanding series of Piper Funds Inc.--II (the "Company"). On September 1, 1995, four closed-end investment companies, American Adjustable Rate Term Trust Inc.--1996, American Adjustable Rate Term Trust Inc.--1997, American Adjustable Rate Term Trust Inc.--1998 and American Adjustable Rate Term Trust Inc.--1999, merged into the Fund (the "Merger"). The Fund has no history of operations prior to the Merger. In this Statement of Additional Information, certain performance and financial information is provided for the Fund for periods prior to September 1, 1995. Such information relates to American Adjustable Rate Term Trust Inc.--1998 ("DDJ"), the surviving entity of the Merger for financial reporting purposes.

The investment objective and policies of the Fund are set forth in the Prospectus. Certain additional investment information is set forth below.


Repurchase Agreements

The Fund may invest in repurchase agreements pertaining to the securities in which it may invest. The Fund's custodian will hold the securities underlying any repurchase agreement or such securities will be part of the Federal Reserve Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price of the repurchase agreement (including any accrued interest), the Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

The closed-end and open-end investment companies currently managed by Piper Capital Management Incorporated (the "Adviser") and all future investment companies advised by the Adviser or its affiliates have received from the Securities and Exchange Commission an exemptive order permitting them to deposit uninvested cash balances into a large single joint account to be used to enter into one or more large repurchase agreements.

Mortgage-Backed Securities

GENERAL. Many Mortgage-Backed Securities (principally collateralized mortgage obligations ("CMOs") secured by GNMA, FNMA and/or FHLMC Certificates) are issued by entities that operate under orders from the Securities and Exchange Commission (the "SEC") exempting such issuers from the provisions of the Investment Company Act of 1940, as amended (the "1940 Act"). Until recently, the staff of the Division of Investment Management of the SEC had taken the position that such issuers were investment companies pursuant to Section 3 of the 1940 Act and that, accordingly, an investment by an investment company (such as the Fund) in the securities of such issuers was subject to limitations imposed by
Section 12 of the 1940 Act. However, in reliance on a recent SEC staff interpretation, the Fund may invest in securities issued by certain "exempted issuers" without regard to the limitations of Section 12 of the 1940 Act. In its interpretation, the SEC staff defined "exempted issuers" as unmanaged, fixed asset issuers that (a) invest primarily in Mortgage-Backed Securities, (b) do not issue redeemable securities as defined in Section 2(a)(32) of the Act, (c) operate under general exemptive orders exempting them from "all provisions of the [1940] Act" and (d) are not registered or regulated under the 1940 Act as investment companies.

PASS-THROUGH SECURITIES. The investments of the Fund in Mortgage-Backed Securities include government guaranteed pass-through securities. These obligations are described below.

(1) GNMA Certificates. Certificates of the Government National Mortgage Association ("GNMA Certificates") are Mortgage-Backed Securities which evidence an ownership interest in a pool of mortgage loans. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity.

GNMA Guarantee -- The National Housing Act authorizes GNMA to guarantee the timely payment of principal and interest on securities backed by a pool of mortgages insured by the Federal Housing Administration ("FHA") or the Farmers' Home Administration ("FHA") or guaranteed by the Veterans Administration ("VA"). The GNMA guarantee is backed by the full faith and credit of the United States. GNMA is also empowered to borrow without limitation from the U.S. Treasury if necessary to make any payments required under its guarantee.

Life of GNMA Certificates -- The average life of a GNMA Certificate is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal investment long before the maturity of the mortgages in the pool. Foreclosures impose no risk to principal investment because of the GNMA guarantee.

Because prepayment rates of individual mortgage pools vary widely, it is not possible to predict accurately the average life of a particular issue of GNMA Certificates. However, statistics published by the FHA indicate that the average life of single-family dwelling mortgages with 25- to 30-year maturities, the type of mortgages backing the vast majority of GNMA Certificates, is approximately 12 years. Therefore, it is customary to treat GNMA Certificates as 30-year mortgage-backed securities which prepay fully in the twelfth year.

Yield Characteristics of GNMA Certificates -- The coupon rate of interest on GNMA Certificates is lower than the interest rate paid on the VA-guaranteed or FHA-insured mortgages underlying the Certificates by the amount of the fees paid to GNMA and the issuer.

The coupon rate by itself, however, does not indicate the yield which will be earned on GNMA Certificates. First, GNMA Certificates may be issued at a premium or discount, rather than at par and, after issuance, GNMA Certificates may trade in the secondary market at a premium or discount. Second, interest is earned monthly, rather than semi-annually as with traditional bonds; monthly compounding raises the effective yield earned. Finally, the actual yield of a GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying it. For example, if the higher-yielding mortgages from the pool are prepaid, the yield on the remaining pool will be reduced.

(2) FHLMC Securities. The Federal Home Loan Mortgage Corporation ("FHLMC") was created in 1970 through enactment of Title III of the Emergency Home Finance Act of 1970. Its purpose is to promote development of a nationwide secondary market in conventional residential mortgages.

FHLMC issues two types of mortgage pass-through securities, mortgage participation certificates ("PCs") and guaranteed mortgage certificates ("GMCs"). PCs resemble GNMA Certificates in that each PC represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FHLMC guarantees timely payment of interest on PCs and the full return of principal. Like GNMA Certificates, PCs are assumed to be prepaid fully in their twelfth year.

GMCs also represent a pro rata interest in a pool of mortgages. However, these instruments pay interest semi-annually and return principal once a year in guaranteed minimum payments. The expected average life of these securities is approximately ten years.

(3) FNMA Securities. The Federal National Mortgage Association was established in 1938 to create a secondary market in mortgages insured by the FHA.

FNMA issues guaranteed mortgage pass-through certificates ("FNMA Certificates"). FNMA Certificates resemble GNMA Certificates in that each FNMA Certificate represents a pro rata share of all interest and principal payments made and owed on the underlying pool. FNMA guarantees timely payment of interest on FNMA Certificates and the full return of principal. Like GNMA Certificates, FNMA Certificates are assumed to be prepaid fully in their twelfth year.

CREDIT SUPPORT. To lessen the effect of failures by mortgagors to make payments on underlying mortgages, ARMS and other Mortgage-Backed Securities may contain elements of credit support. Such credit support falls into two categories: (a) liquidity protection and (b) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.

The ratings of securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the enhancement provider. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected.

Examples of credit support arising out of the structure of the transaction include "senior-subordinated securities" (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of "reserve funds" (where cash or investments, sometimes funded from a portion of the payments on the underlying assets, are held in reserve against future losses) and "over-collateralization" (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment on the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk associated with the underlying assets. Other information which may be considered includes demographic factors, loan underwriting practices and general market and economic conditions. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such a security.

RESTRICTIONS ON INVESTMENTS IN MORTGAGE-BACKED SECURITIES. As set forth in the Prospectus, the Fund will not invest in any inverse floating, interest-only, principal-only or Z tranches of CMOs or in stripped Mortgage-Backed Securities. In addition, the Fund will not invest in any other Mortgage-Backed Securities that are considered "high risk" under applicable supervisory policies of the Office of the Comptroller of the Currency (the "OCC"). In OCC Banking Circular 228 (Rev.) (January 10, 1992), the OCC defined a "high-risk mortgage security" as any mortgage derivative product that at the time of purchase, or at a subsequent testing date, meets any of the following three tests:

     (a) Average Life Test. The mortgage derivative product has an expected weighted average life greater than 10.0 years.

     (b) Average Life Sensitivity Test. The expected weighted average life of the mortgage derivative product:

          (i) extends by more than 4.0 years, assuming an immediate and sustained parallel shift in the yield curve of plus 300 basis points; or

          (ii) shortens by more than 6.0 years, assuming an immediate and sustained parallel shift in the yield curve of minus 300 basis points.

     (c) Price Sensitivity Test. The estimated change in the price of the mortgage derivative product is more than 17%, due to an immediate and sustained parallel shift in the yield curve of plus or minus 300 basis points.

Examples of certain "high-risk mortgage securities" include interest-only and principal-only classes of stripped mortgage-backed securities, inverse floating CMOs and certain zero coupon Treasury securities.

Options

As set forth in the Prospectus, the Fund may write covered put and call options with respect to the securities in which it may invest. The principal reason for writing call or put options is to obtain, through receipt of premiums, a greater current return than would be realized on the underlying securities alone. The Fund receives premiums from writing call or put options, which it retains whether or not the option is exercised. The Fund will write only covered options. This means that so long as the Fund is obligated as the writer of a call option, it will own the underlying securities subject to the option (or comparable securities satisfying the cover requirements of securities exchanges). The Fund will be considered covered with respect to a put option it writes if, so long as it is obligated as the writer of a put option, it deposits and maintains in a segregated account with its custodian cash, U.S. Government securities or other liquid high-grade debt obligations having a value equal to or greater than the exercise price of the option.

The Fund may wish to protect certain portfolio securities against a decline in market value at a time when no put options on those particular securities are available for purchase. The Fund may therefore purchase a put option on securities other than those it wishes to protect even though it does not hold such other securities in its portfolio. While the Fund will only purchase put options on securities where, in the opinion of the Adviser, changes in the value of the put option should generally offset changes in the value of the securities to be hedged, the correlation will be less than in transactions in which the Fund purchases put options on underlying securities it owns.

The writing by the Fund of options on securities will be subject to limitations established by each of the registered securities exchanges on which such options are traded. Such limitations govern the maximum number of options in each class which may be written by a single investor or group of investors acting in concert, regardless of whether the options are written on the same or different securities exchanges or are held or written on one or more accounts or through one or more brokers. Thus, the number of options which the Fund may write may be affected by options written by other investment companies managed by and other investment advisory clients of the Adviser. An exchange may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.

Illiquid Securities

As set forth in the Prospectus, the Fund may invest in Rule 144A securities and commercial paper issued pursuant to Rule 4(2) under the Securities Act of 1933, and treat such securities as liquid when they have been determined to be liquid by the Board of Directors or by the Adviser subject to the oversight of and pursuant to procedures adopted by the Board of Directors. Under these procedures, factors taken into account in determining the liquidity of a security include (a) the frequency of trades and quotes for the security; (b) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (c) dealer undertakings to make a market in the security; and (d) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer).

Portfolio Turnover

Portfolio turnover is the ratio of the lesser of annual purchases or sales of portfolio securities to the average monthly value of portfolio securities, not including securities maturing in less than 12 months. A 100% portfolio turnover rate would occur, for example, if the lesser of the value of purchases or sales of portfolio securities for a particular year were equal to the average monthly value of the portfolio securities owned during such year.

Investment Restrictions

In addition to the investment objective and policies set forth in the Prospectus, the Fund is subject to certain fundamental and nonfundamental investment restrictions, as set forth below. Fundamental investment restrictions may not be changed without the vote of a majority of the Fund's outstanding shares. "Majority," as used in the Prospectus and in this Statement of Additional Information, means the lesser of (a) 67% of the Fund's outstanding shares present at a meeting of the holders if more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the Fund's outstanding shares.

As fundamental investment restrictions, the Fund will not:

     1. With respect to 75% of its total assets, invest more than 5% of the value of its total assets (taken at market value at the time of purchase) in the outstanding securities of any one issuer, or own more than 10% of the outstanding voting securities of any one issuer, in each case other than securities issued or guaranteed by the U. S. Government or any agency or instrumentality thereof.

     2. Invest 25% or more of the value of its total assets in the securities of issuers conducting their principal business activities in any one industry, except that, under normal market conditions, the Fund will invest 25% or more of the value of its total assets in ARMS issued or guaranteed by the U.S. Government or its agencies or instrumentalities or by private organizations. Except for the requirement that the Fund invest 25% or more of its total assets in ARMS, the foregoing restriction does not apply to securities of the U.S. Government or its agencies or instrumentalities or repurchase agreements relating thereto.

     3. Issue any senior securities, as defined in the 1940 Act, other than as set forth in restriction #4 below and except to the extent that using options and futures contracts or purchasing or selling securities on a when-issued or forward commitment basis may be deemed to constitute issuing a senior security.

     4. Borrow money, except for temporary or emergency purposes. The amount of such borrowing (including borrowing through reverse repurchase agreements) may not exceed 10% of the value of the Fund's total assets. The Fund will not purchase portfolio securities while outstanding borrowings exceeds 5% of the value of the Fund's total assets. The Fund will not borrow for leverage purposes.

     5. Mortgage, pledge or hypothecate its assets, except in an amount not exceeding 10% of the value of its total assets to secure temporary or emergency borrowing. For purposes of this policy, collateral arrangements for margin deposits on futures contracts or with respect to the writing of options are not deemed to be a pledge of assets.

     6. Purchase or sell commodities or commodity futures contracts, except that the Fund may enter into financial futures contracts and engage in related options transactions.

     7. Purchase or sell real estate or interests therein (other than securities backed by mortgages and similar instruments).

     8. Act as an underwriter of securities of other issuers, except insofar as the Fund may be technically deemed an underwriter under the federal securities laws in connection with the disposition of portfolio securities.

     9. Make loans of money or property to any person, except through loans of portfolio securities, the purchase of debt obligations in which the Fund may invest consistent with the Fund's investment objective and policies or the acquisition of securities subject to repurchase agreements.

For purposes of determining compliance with fundamental investment restriction number 2, relating to industry concentration, the various types of utilities companies, such as gas, electric, telephone, telegraph, satellite and microwave communications companies, are considered separate industries and ARMS issued by private organizations are considered to be securities of issuers in the same industry. In addition, the industry classification of Asset-Backed Securities will be determined based on the type of collateral underlying the securities. For example, Asset-Backed Securities backed by automobile receivables will be considered to be in a different industry than Asset-Backed Securities backed by credit card receivables.

As nonfundamental investment restrictions that may be changed at any time without shareholder approval, the Fund will not:

     1.   Invest in warrants.

     2.   Make short sales of securities.

     3. Purchase any securities on margin except to obtain such short-term credits as may be necessary for the clearance of transactions and except that the Fund may make margin deposits in connection with futures and options contracts.

     4. Purchase or retain the securities of any issuer if, to the Fund's knowledge, those officers or directors of the Company or its affiliates or of its investment adviser who individually own beneficially more than 0.5% of the outstanding securities of such issuer, together own more than 5% of such outstanding securities.

     5.   Invest for the purpose of exercising control or management.

     6. Purchase or sell oil, gas or other mineral leases, rights or royalty contracts, except that the Fund may purchase or sell securities of companies investing in the foregoing.

     7. Purchase the securities of other investment companies except as part of a merger, consolidation or acquisition of assets.

     8.   Invest in real estate limited partnerships.

     9.   Invest in the securities of foreign issuers.

     10.  Invest more than 15% of its net assets in illiquid securities.

In addition, as a nonfundamental policy, the Fund's transactions in options, futures contracts and options on futures contracts, will be subject to the following limitations:

     a. The Fund will not write puts if, as a result, more than 50% of its assets would be required to be segregated.

     b. The aggregate premiums paid on all put and call options purchased by the Fund, including options on futures contracts, may not exceed 20% of the Fund's net assets.

     c. The Fund's aggregate margin deposits in connection with futures contracts and options thereon will not exceed 5% of the Fund's total assets.

     d. The Fund will not purchase or write over-the-counter put and call options.

Any investment restriction or limitation referred to above or in the Prospectus, except the borrowing policy, which involves a maximum percentage of securities or assets, shall not be considered to be violated unless an excess over the percentage occurs immediately after an acquisition of securities or utilization of assets and such excess results therefrom.

                        DIRECTORS AND EXECUTIVE OFFICERS

The names, addresses and principal occupations during the past five years of the directors and executive officers of the Fund are given below.

Name, Address and Age                                Position with the Fund

William H. Ellis*  (53)                              Chairman of the Board
Piper Jaffray Tower                                  of Directors
222 South Ninth Street
Minneapolis, Minnesota 55402

David T. Bennett  (54)                               Director
3400 City Center
33 South Sixth Street
Minneapolis, Minnesota 55402

Jaye F. Dyer  (68)                                   Director
4670 Norwest Center
90 South Seventh Street
Minneapolis, Minnesota 55402

Karol D. Emmerich  (46)                              Director
7302 Claredon Drive
Edina, MN  55439

Luella G. Goldberg  (58)                             Director
7019 Tupa Drive
Edina, Minnesota 55439

George Latimer  (59)                                 Director
754 Linwood Avenue
St. Paul, Minnesota 55105

Paul A. Dow        (44)                              President
Piper Jaffray Tower
222 South Ninth Street
Minneapolis, Minnesota 55402

David E. Rosedahl  (48)                              Secretary
Piper Jaffray Tower
222 South Ninth Street
Minneapolis, Minnesota 55402


Thomas S. McGlinch  (38)                             Senior Vice President
Piper Jaffray Tower
222 South Ninth Street
Minneapolis, Minnesota 55402

Robert H. Nelson (31)                                Senior Vice President
Piper Jaffray Tower                                  and Treasurer
222 South Ninth Street
Minneapolis, Minnesota 55402


Amy K. Johnson (29)                                  Vice President
Piper Jaffray Tower
222 South Ninth Street
Minneapolis, Minnesota 55402

* Directors of the Fund who are interested persons (as that term is defined by the 1940 Act) of Piper Capital Management Incorporated and the Fund.

William H. Ellis has been President of Piper Jaffray Companies Inc. and Piper Jaffray Inc. (the "Distributor") since September 1982, Chief Operating Officer of the same two companies since August 1983, Director and Chairman of the Board of Piper Capital Management Incorporated ("the Adviser") since October 1985 and President of the Adviser since December 1994.


David T. Bennett is of counsel to the law firm of Gray, Plant, Mooty, Mooty & Bennett, P.A., located in Minneapolis, Minnesota. Mr. Bennett is chairman of a group of privately held companies and serves on the board of directors of a number of nonprofit organizations.

Jaye F. Dyer has been President of Dyer Management Company, a private management company, since January 1991. Prior to that he was President and Chief Executive Officer of Dyco Petroleum Corporation, a Minneapolis based oil and natural gas development company he founded, from 1971 to March 1, 1989, and Chairman of the Board until December 31, 1990. Mr. Dyer serves on the board of directors of Northwestern National Life Insurance Company, The ReliaStar Financial Corp. (the holding company of Northwestern National Life Insurance Company) and various privately held and nonprofit corporations.

Karol D. Emmerich has been President of The Paraclete Group, a consultant to nonprofit organizations, since 1993. Prior to that she had been Vice President, Chief Accounting Officer and Treasurer of Dayton Hudson Corporation from 1980 to May 1993. Ms. Emmerich is an Executive Fellow at the University of St. Thomas Graduate School of Business and serves on the board of directors of a number of privately held and nonprofit organizations.

Luella G. Goldberg has served on the board of directors of Northwestern National Life Insurance Company (since 1976), The ReliaStar Financial Corp. (since 1989), TCF Financial Corporation (since 1988), the holding company of TCF Bank Savings fsb, and Hormel Foods Corp. (since 1993). Ms. Goldberg also serves as a Trustee of Wellesley College, and as a director of a number of other organizations, including the University of Minnesota Foundation and the Minnesota Orchestral Association. Ms. Goldberg was Chairman of the Board of Trustees of Wellesley College from 1985 to 1993 and acting President from July 1, 1993 to October 1, 1993.

George Latimer has been Chief Executive Officer of National Equity Fund, Chicago, Illinois since November 1995. Prior to that he was Director, Special Actions Office, Office of the Secretary, Department of Housing and Urban Development since 1993 and prior thereto, he had been Dean of Hamline Law School, Saint Paul, Minnesota from 1990 to 1993. Mr. Latimer also serves on the board of directors of Digital Biometrics, Inc. and Payless Cashways, Inc.

Paul A. Dow has been a Senior Vice President of the Adviser since 1989 and Chief Investment Officer of the Adviser since 1989.

David E. Rosedahl has been Secretary and a Director of the Adviser since 1985, a Managing Director of the Distributor since 1986, a Managing Director of Piper Jaffray Companies Inc. since 1987, Secretary of the Distributor since 1993 and General Counsel for the Distributor and Piper Jaffray Companies Inc. since 1979.


Thomas S. McGlinch has been a Senior Vice President of the Adviser since Novembe 1995, prior to which he had been a Vice President of the Adviser since November 1992 and, prior thereto, he had been a specialty products trader at FBS Investment Services, Inc. from 1988 to January 1992.

Robert H. Nelson joined the Adviser in 1988 and has been a Senior Vice President of the Adviser since November 1993, prior to which he had been a Vice President of the Adviser from 1991 to 1993 and Assistant Vice President from 1989 to 1991.

Amy K. Johnson has been a Vice President of the Adviser since November 1994, Accounting Manager of the Adviser from 1993 to 1994 and an employee of the Adviser since 1992. Prior to joining the Adviser, she was an audit senior with KPMG Peat Marwick LLP where she was employed from 1990 to 1992.


Ms. Goldberg and Ms. Emmerich and Mr. Dyer are members of the Audit Committee of the Board of Directors. Ms. Goldberg acts as the chairperson of such committee. The Audit Committee oversees the Company's financial reporting process, reviews audit results and recommends annually to the Company a firm of independent certified public accountants.


The Board of Directors also has a Committee of the Independent Directors, consisting of Mr. Bennett, who serves as chairperson, Messrs. Dyer, and Latimer, Ms. Emmerich and Ms. Goldberg, and a Derivatives Subcommittee consisting of Ms. Emmerich, who serves as chairperson, Ms. Goldberg and Mr. Dyer.


The functions of the Committee of the Independent Directors are: (a) recommendation to the full Board of approval of any management, advisory, sub-advisory and/or administration agreements; (b) recommendation to the full Board of approval of any underwriting and/or distribution agreements; (c) review of the fidelity bond and premium allocation; (d) review of errors and omissions and any other joint insurance policies and premium allocation; (e) review of, and monitoring of compliance with, procedures adopted pursuant to certain rules promulgated under the 1940 Act; and (f) such other duties as the independent directors shall, from time to time, conclude are necessary or appropriate to carry out their duties under the 1940 Act. The functions of the Derivatives Committee are: (a) to oversee practices, policies and procedures of the Adviser in connection with the use of derivatives; (b) to receive periodic reports from management and independent accountants; and (c) to report periodically to the Committee of the Independent Directors and the Board of Directors.


The directors of the Company who are officers or employees of the Adviser or any of its affiliates receive no remuneration from the Company. Each of the other directors receives from the Company a quarterly retainer of $1,000, plus a fee of $750 for each regular quarterly Board of Directors meeting attended. (The per-meeting fee will increase to $1,000 in the event total Company assets exceed $1 billion, and to $1,500 in the event total Company assets reach $5 billion or more.) In addition, members of the Audit Committee not affiliated with the Adviser receive $1,000 for each Audit Committee meeting attended ($2,000 with respect to the chairperson of the Committee), with such fee being allocated among the Company and all other publicly-held investment companies managed by the Adviser on the basis of relative net asset values. Members of the Committee of the Independent Directors and the Derivatives Subcommittee currently receive no additional compensation. Directors are also reimbursed for expenses incurred in connection with attending meetings.

The following table sets forth the total compensation received by each director from all registered investment companies managed by the Adviser or affiliates of the Adviser during the calendar year ended December 31, 1994. Mr. Ellis, as an officer of the Adviser, did not receive any such compensation and is not included in the table. The directors did not receive any compensation from the Company or the Fund during the fiscal year ended August 31, 1995. The compensation received by each director from DDJ for the fiscal year ended August 31, 1995, was received pursuant to a fee schedule substantially different than that of the Company and the Fund and therefore is not included in the table.



                                       Pension or
                                       Retirement             Estimated               Total
                                        Benefits           Annual Benefits        Compensation
                                     Accrued as Part            Upon                from Fund
Director                            of Fund Expenses         Retirement             Complex*

David T. Bennett                           None                  None                 $57,500
Jaye F. Dyer                               None                  None                 $68,250
Karol D. Emmerich                          None                  None                 $68,250
Luella G. Goldberg                         None                  None                 $71,250
George Latimer                             None                  None                 $65,250



* Consists of 26 registered investment companies managed by the Adviser or an affiliate of the Adviser, including the Company. Each director included in the table, other than Mr. Bennett, served on the board of each such registered investment company during 1994. Mr. Bennett served on the board of 24 such companies during 1994.

                     INVESTMENT ADVISORY AND OTHER SERVICES

The investment adviser for the Fund is Piper Capital Management Incorporated (the "Adviser"). Its affiliate, Piper Jaffray Inc. (the "Distributor"), acts as the Fund's distributor. Each acts as such pursuant to a written agreement which is periodically approved by the directors or the shareholders of the Fund. The address of both the Adviser and the Distributor is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

Control of the Adviser and the Distributor

The Adviser and the Distributor are both wholly owned subsidiaries of Piper Jaffray Companies Inc., a publicly held corporation which is engaged through its subsidiaries in various aspects of the financial services industry.

Investment Advisory and Management Agreement

The Adviser acts as the investment adviser of the Fund under an Investment Advisory and Management Agreement which has been approved by the Board of Directors (including a majority of the directors who are not parties to the agreement, or interested persons of any such party, other than as directors of the Fund) and by the Fund's initial sole shareholder.

The Investment Advisory and Management Agreement will terminate automatically in the event of its assignment. In addition, the agreement is terminable at any time, without penalty, by the Board of Directors of the Company or by vote of a majority of the Company's outstanding voting securities on not more than 60 days' written notice to the Adviser, and by the Adviser on 60 days' written notice to the Company. The agreement may be terminated at any time by a vote of the holders of a majority of the outstanding voting securities of the Fund upon 60 days' written notice to the Adviser. Unless sooner terminated, the agreement shall continue in effect for more than two years after its execution only so long as such continuance is specifically approved at least annually by either the Board of Directors or by a vote of a majority of the outstanding voting securities of the Company, provided that in either event such continuance is also approved by a vote of a majority of the directors who are not parties to such agreement, or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval.

Pursuant to the Investment Advisory and Management Agreement, the Fund pays the Adviser a monthly advisory fee equal on an annual basis to .35% of the first $500 million of average daily net assets and .30% of average daily net assets in excess of $500 million.


The Adviser intends, although not required under the Investment Advisory and Management Agreement, to reimburse the Fund for the amount, if any, by which the total operating and management expenses of the Fund (including the Adviser's compensation and amounts paid pursuant to the Fund's Rule 12b-1 plan, but excluding interest, taxes, brokerage fees and commissions, and extraordinary expenses) for the fiscal year ending August 31, 1996, exceed .60% of average net assets. This arrangement is voluntary and may be revised or terminated at any time after August 31, 1996, at the Adviser's discretion. In the event of discontinuance of this arrangement, the Fund will still be subject to the laws of certain states, which require that if a mutual fund's expenses (including advisory fees but excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed certain percentages of average net assets, the fund must be reimbursed for such excess expenses. The Investment Advisory and Management Agreement provides that the Adviser must make any expense reimbursements to the Fund required under state law. The laws of California provide that aggregate annual expenses of a mutual fund shall not normally exceed 2-1/2% of the first $30 million of the average net assets, 2% of the next $70 million of the average net assets and 1-1/2% of the remaining average net assets. Such expenses include the Adviser's compensation, but exclude interest, taxes, brokerage fees and commissions, extraordinary expenses and amounts paid under the Fund's Rule 12b-1 plan. The Adviser does not believe that the laws of any other state in which the Fund's shares may be offered for sale contain expense reimbursement requirements.


Under the Investment Advisory and Management Agreement, the Adviser provides the Fund with advice and assistance in the selection and disposition of the Fund's investments. All investment decisions are subject to review by the Board of Directors of the Fund. The Adviser is obligated to pay the salaries and fees of any affiliates of the Adviser serving as officers or directors of the Fund.

The same security may be suitable for the Fund and/or other funds or private accounts managed by the Adviser or its affiliates. If and when two or more funds or accounts simultaneously purchase or sell the same security, the transactions will be allocated as to price and amount in accordance with arrangements equitable to each fund or account. The simultaneous purchase or sale of the same securities by the Fund and other funds or accounts may have a detrimental effect on the Fund, as this may affect the price paid or received by the Fund or the size of the position obtainable or able to be sold by the Fund.


The Adviser also acted as the investment adviser of DDJ, the surviving entity of the Merger for financial reporting purposes. Pursuant to the Investment Advisory and Management Agreement between DDJ and the Adviser, the Adviser received a monthly management fee at the per annum rate of .35% of DDJ's average weekly net assets. Under such agreement, the Adviser received compensation of $1,917,671, $1,857,513 and $1,462,719, respectively, for the fiscal years ended August 31, 1993, 1994 and 1995.

The Adviser also acted as the administrator of DDJ pursuant to an Administration Agreement under which the Adviser received a monthly administration fee at the per annum rate of .15% of DDJ's average weekly net assets. Under such agreement, the Adviser received compensation of $821,859, $796,077 and $626,880, respectively, for the fiscal years ended August 31, 1993, 1994 and 1995. The Fund has not entered into an administration agreement with the Adviser.


Expenses

The expenses of the Fund are deducted from its income before dividends are paid. These expenses include, but are not limited to, organizational costs, fees paid to the Adviser, fees and expenses of officers and directors who are not affiliated with the Adviser, taxes, interest, legal fees, transfer agent, dividend disbursing agent and custodian fees, audit fees, brokerage fees and commissions, fees and expenses of registering and qualifying the Fund and its shares for distribution under federal and state securities laws, expenses of preparing the prospectus and statement of additional information and of printing and distributing the prospectus and statement of additional information annually to existing shareholders, the expenses of reports to shareholders, shareholders' meetings and proxy solicitations, distribution expenses pursuant to the Rule 12b-1 plan, and other expenses which are not expressly assumed by the Adviser under the Investment Advisory and Management Agreement.

Distribution Plan

Rule 12b-1(b) under the 1940 Act provides that any payments made by the Fund in connection with financing the distribution of its shares may only be made pursuant to a written plan describing all aspects of the proposed financing of distribution, and also requires that all agreements with any person relating to the implementation of the plan must be in writing.

Rule 12b-1(b)(1) requires that such plan be approved by a majority of the Fund's outstanding shares, and Rule 12b-1(b)(2) requires that such plan, together with any related agreements, be approved by a vote of the Board of Directors and of the directors who are not interested persons of the Company and who have no direct or indirect interest in the operation of the plan or in the agreements related to the plan, cast in person at a meeting called for the purpose of voting on such plan or agreement. The Fund's Distribution Plan has been approved by the Board of Directors and by the Fund's initial sole shareholder in accordance with the Rule. Rule 12b-1(b)(3) requires that the plan or agreement provide, in substance:

     (a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in paragraph (b)(2) of Rule 12b-1;

     (b) that any person authorized to direct the disposition of moneys paid or payable by the Fund pursuant to the plan or any related agreement shall provide to the Board of Directors, and the directors shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

     (c) in the case of a plan, that it may be terminated at any time by a vote of a majority of the members of the Board of Directors who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the plan or in any agreements related to the plan or by a vote of a majority of the outstanding voting securities of the Fund.

Rule 12b-1(b)(4) requires that such a plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval and that all material amendments of the plan must be approved in the manner described in paragraph (b)(2) of Rule 12b-1.

Rule 12b-1(c) provides that the Fund may rely upon Rule 12b-1(b) only if the selection and nomination of the disinterested directors are committed to the discretion of such disinterested directors. Rule 12b-1(e) provides that the Fund may implement or continue a plan pursuant to Rule 12b-1(b) only if the directors who vote to approve such implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that the plan will benefit the Fund and its shareholders. The Board of Directors has concluded that there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.

Pursuant to the provisions of the Distribution Plan, the Fund pays the Distributor a monthly service fee equal, on an annual basis, to .15% of the Fund's average daily net assets in connection with the servicing of the Fund's shareholder accounts. This fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and the costs incurred in connection therewith ("Shareholder Servicing Costs"). Shareholder Servicing Costs include all expenses of the Distributor incurred in connection with providing shareholder liaison services, including, but not limited to, an allocation of the Distributor's overhead and payments made to persons, including employees of the Distributor, who respond to inquiries of shareholders regarding their ownership of shares or their accounts with the Fund and who provide information on shareholders' investments.

Underwriting and Distribution Agreement


Pursuant to the Underwriting and Distribution Agreement, the Distributor has agreed to act as the principal underwriter for the Fund in the sale and distribution to the public of shares of the Fund, either through dealers or otherwise. The Distributor has agreed to offer such shares for sale at all times when such shares are available for sale and may lawfully be offered for sale and sold. As compensation for its services, in addition to receiving its service fees pursuant to the Distribution Plan discussed above, the Distributor receives the sales load on sales of the Fund shares set forth in the Prospectus. The Agreement was not in effect during the fiscal year ended August 31, 1995.


Transfer Agent and Dividend Disbursing Agent


Investors Fiduciary Trust Company ("IFTC"), the transfer agent for the Company, maintains certain omnibus shareholder accounts for the Fund. Each such omnibus account represents the accounts of a number of individual shareholders of the Fund. The Company has entered into a Shareholder Account Servicing Agreement with the Distributor, pursuant to which the Distributor provides certain transfer agent and dividend disbursing agent services for the underlying individual shareholder accounts. Pursuant to such Agreement, the Distributor has agreed to perform the usual and ordinary services of transfer agent and dividend disbursing agent not performed by IFTC with respect to the underlying individual shareholder accounts, including, without limitation, the following: maintaining all shareholder accounts, preparing shareholder meeting lists, mailing shareholder reports and prospectuses, tracking shareholder accounts for blue sky and Rule l2b-1 purposes, withholding taxes on nonresident alien and foreign corporation accounts, preparing and mailing checks for disbursement of income dividends and capital gains distributions, preparing and filing U.S. Treasury Department Form 1099 for all shareholders, preparing and mailing confirmation forms to shareholders and dealers with respect to all purchases, exchanges and liquidations of series shares and other transactions in shareholder accounts for which confirmations are required, recording reinvestments of dividends and distributions in series shares, recording redemptions of series shares, and preparing and mailing checks for payments upon redemption and for disbursements to withdrawal plan holders. As compensation for such services, the Distributor will be paid an annual fee of $7.50 per active shareholder account (defined as an account that has a balance of shares) and $1.60 per closed account (defined as an account that does not have a balance of shares, but has had activity within the past 12 months). Such fee is payable on a monthly basis at a rate of 1/12 of the annual per-account charge. Such fee covers all services listed above, with the exception of preparing shareholder meeting lists and mailing shareholder reports and prospectuses. These services, along with proxy processing (if applicable) and other special service requests, are billable as performed at a mutually agreed upon fee in addition to the annual fee noted above, provided that such mutually agreed upon fee shall be fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. The Agreement was not in effect during the fiscal year ended August 31, 1995.


               PORTFOLIO TRANSACTIONS AND ALLOCATION OF BROKERAGE

The Adviser is responsible for decisions to buy and sell securities, the selection of broker-dealers to effect the transactions and the negotiation of brokerage commissions, if any, with respect to the Fund. In placing orders for securities transactions, the primary criterion for the selection of a broker-dealer is the ability of the broker-dealer, in the opinion of the Adviser, to secure prompt execution of the transactions on favorable terms, including the reasonableness of the commission and considering the state of the market at the time.

When consistent with these objectives, business may be placed with broker-dealers who furnish investment research information and statistical and other services to the Adviser. Such research or services include advice, both directly and in writing, as to the value of securities; the advisability of investing in, purchasing or selling securities; and the availability of securities, or purchasers or sellers of securities; as well as analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. This allows the Adviser to supplement its own investment research activities and enables the Adviser to obtain the views and information of individuals and research staffs of many different securities firms prior to making investment decisions for the Fund. To the extent portfolio transactions are effected with broker-dealers who furnish research services to the Adviser, the Adviser receives a benefit, not capable of evaluation in dollar amounts, without providing any direct monetary benefit to the Fund from these transactions. The Adviser believes that most research services obtained by it generally benefit several or all of the investment companies and private accounts which it manages, as opposed to solely benefiting one specific managed fund or account. Normally, research services obtained through managed funds or accounts investing in common stocks would primarily benefit the managed funds or accounts which invest in common stock; similarly, services obtained from transactions in fixed-income securities would normally be of greater benefit to the managed funds or accounts which invest in debt securities.

The Adviser has not entered into any formal or informal agreements with any broker-dealers, nor does it maintain any "formula" which must be followed in connection with the placement of the Fund's portfolio transactions in exchange for research services provided the Adviser. However, the Adviser does maintain an informal list of broker-dealers, which is used from time to time as a general guide in the placement of the Fund's business, in order to encourage certain broker-dealers to provide the Adviser with research services which the Adviser anticipates will be useful to it. Because the list is merely a general guide, which is to be used only after the primary criterion for the selection of broker-dealers (discussed above) has been met, substantial deviations from the list are permissible and may be expected to occur. The Adviser will authorize the Fund to pay an amount of commission for effecting a securities transaction in excess of the amount of commission another broker-dealer would have charged only if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion. Generally, the Fund pays higher than the lowest commission rates available. The Fund will not purchase at a higher price or sell at a lower price in connection with transactions effected with a director, acting as principal, who furnishes research services to the Adviser than would be the case if no weight were given by the Adviser to the dealer's furnishing of such services.

Transactions in securities, options on securities, futures contracts and options on futures contracts, may be effected through the Distributor. In determining the commissions to be paid to the Distributor in connection with portfolio transactions on national securities exchanges or commodity exchanges, it is the policy of the Fund that such commissions will, in the judgment of the Adviser, subject to review by the Board of Directors, be both (a) at least as favorable as those which would be charged by other qualified brokers in connection with comparable transactions during a comparable period of time, and (b) at least as favorable as commissions contemporaneously charged by the Distributor on comparable transactions for its most favored comparable unaffiliated customers. While the Fund does not deem it practicable and in its best interest to solicit competitive bids for commission rates on each transaction, consideration will regularly be given to posted commission rates as well as to other information concerning the level of commissions charged on comparable transactions by other qualified brokers.


For the fiscal years ended August 31, 1993, 1994 and 1995, DDJ paid aggregate brokerage commissions of $40,800, $69,650 and $3,740, respectively. Of such amounts, $39,525, $63,325 and $1,700, respectively, were paid to the Distributor. For the fiscal year ended August 31, 1995, 45% of DDJ's aggregate brokerage commissions were paid to the Distributor, which accounted for 45% of the aggregate dollar amount of transactions involving the payments of commissions.


                      CAPITAL STOCK AND OWNERSHIP OF SHARES

The Board of Directors is empowered under the Company's Articles of Incorporation to issue additional series of the Company's common stock without shareholder approval. On an issue affecting only a particular series, the shares of the affected series vote separately. An example of such an issue would be a fundamental investment restriction pertaining to only one series. In voting on the Investment Advisory and Management Agreement (the "Agreement"), approval of the Agreement by the shareholders of a particular series would make the Agreement effective as to that series whether or not it had been approved by the shareholders of any other series.

If the Company issues shares in additional series, the assets received by the Company for the issue or sale of shares of each series, and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, will be allocated to such series, and constitute the underlying assets of such series. The underlying assets of each series are required to be segregated on the books of account, and are to be charged with the expenses relating to such series and with a share of the general expenses of the Company. Any general expenses of the Company not readily identifiable as belonging to a particular series shall be allocated among the series based on the relative net assets of the series at the time such expenses were accrued.

The Board of Directors may, without shareholder approval, create and issue one or more additional classes of shares within the Fund, as well as within any series of the Company created in the future. All classes of shares in a series would be identical except that each class of shares would be available through a different distribution channel and certain classes might incur different expenses for the provision of distribution services or the provision of shareholder services or administration assistance by institutions. Shares of each class would share equally in the gross income of a series, but any variation in expenses would be charged separately against the income of the particular class incurring such expenses. This would result in variations in net investment income accrued and dividends paid by and in the net asset value of the different classes of a series. This ability to create multiple classes of shares within each series of the Company will allow the Company in the future the flexibility to better tailor its methods of marketing, administering and distributing shares of the Fund to the needs of particular investors and to allocate expenses related to such marketing, administration and distribution methods to the particular classes of shareholders of the Fund incurring such expenses.


As of December 7, 1995, no shareholder was known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund. The directors and officers of the Company as a group owned less than 1% of the outstanding shares of the Fund as of such date.


                    NET ASSET VALUE AND PUBLIC OFFERING PRICE


The method for determining the public offering price of Fund shares is summarized in the Prospectus in the text following the headings "How to Purchase Shares -- Public Offering Price" and "Valuation of Shares." The net asset value of the Fund's shares is determined on each day on which the New York Stock Exchange (the "Exchange") is open, provided that the net asset value need not be determined on days on which changes in the value of its portfolio securities will not materially affect the current net asset value of the Fund's shares and days when no Fund shares are tendered for redemption and no order for Fund shares is received. The Exchange is not open for business on the following holidays (or on the nearest Monday or Friday if the holiday falls on a weekend):
New Year's Day, Presidents' Day, Good Friday, Memorial Day, July 4th, Labor Day, Thanksgiving and Christmas.

On August 31, 1995, the net asset value per share for DDJ was calculated as follows:

  Net Assets ($409,306,125)/           =       Net Asset Value Per Share
  Shares Outstanding (47,066,117)                       ($8.70)


In the case of the Fund, a sales charge of 1.52% of the net asset value (in the case of sales of less than $100,000) will be added to the net asset value per share to determine the public offering price per share.

                             PERFORMANCE COMPARISONS

Advertisements and other sales literature for the Fund may refer to "average annual total return," "cumulative total return" and "yield." The Adviser may waive or pay certain expenses of the Fund, thereby increasing total return and yield. These expenses may or may not be waived or paid in the future in the Adviser's discretion.

Average annual total return figures are computed by finding the average annual compounded rates of return over the periods indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                  P(1+T)n = ERV

   Where:           P     = a hypothetical initial payment of $1,000;
                    T     = average annual total return;
                    n     = number of years; and
                    ERV   = ending redeemable value at the end of the period of
                            a hypothetical $1,000 payment made at the beginning of such period.

This calculation deducts the maximum sales charge from the initial hypothetical $1,000 investment, assumes all dividends and capital gains distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus, and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.


The Fund's average annual total returns for the one year period ended August 31, 1995 and for the period since inception on January 30, 1992 through August 31, 1995 were 3.85% and 3.42%, respectively.


Cumulative total return is computed by finding the cumulative compounded rate of return over the period indicated in the advertisement that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                              CTR = [(ERV-P)/P] 100

   Where:           CTR   = Cumulative total return;
                    ERV   = ending redeemable value at the end of
                            the period of a hypothetical $1,000
                            payment made at the beginning of such
                            period; and
                    P     = initial payment of $1,000.

This calculation assumes all dividends and capital gain distributions are reinvested at net asset value on the appropriate reinvestment dates as described in the Prospectus and includes all recurring fees, such as investment advisory and management fees, charged to all shareholder accounts.


The cumulative total return for the Fund from inception on January 30, 1992 through August 31, 1995 was 12.81%.


Yield is computed by dividing the net investment income per share (as defined under Securities and Exchange Commission rules and regulations) earned during the computation period by the maximum offering price per share on the last day of the period, according to the following formula:

                            YIELD = 2[(a-b/cd + 1)(6th power) - 1]



   Where:           a    = dividends and interest earned during the period;
                    b    = expenses accrued for the period (net of
                           reimbursements);
                    c    = the average daily number of shares outstanding during
                           the period that were entitled to receive dividends;
                           and
                    d    = the maximum offering price per share on the last day
                           of the period.


The Fund's yield was not calculated until October 1995 at which time the yield for the 30-day period ended October 31, 1995 was 5.73%.


In addition to advertising total return and yield, comparative performance information may be used from time to time in advertising the Fund's shares, including data from Lipper Analytical Services, Inc. ("Lipper"), Morningstar, Inc. and other entities or organizations which track the performance of investment companies. The Fund's performance may be compared to that of the ARM Fund Average, as reported by Lipper, and to the performance of the Lehman Brothers ARM Index, an unmanaged index. Unmanaged indices generally do not reflect deductions for administrative and management costs and expenses.

                               PURCHASE OF SHARES

An investor may qualify for a reduced sales charge immediately by signing a nonbinding Letter of Intent stating the investor's intention to invest within a 13-month period, beginning not earlier than 90 days prior to the date of execution of the Letter, a specified amount which, if made at one time, would qualify for a reduced sales charge. Reinvested dividends will be treated as purchases of additional shares. Any redemptions made during the term of the Letter of Intent will be subtracted from the amount of purchases in determining whether the Letter of Intent has been completed. During the term of a Letter of Intent, IFTC will hold shares representing 5% of the amount that the investor intends to invest during the 13-month period in escrow for payment of a higher sales charge if the full amount indicated in the Letter of Intent is not purchased. Dividends on the escrowed shares will be paid to the shareholder. The escrowed shares will be released when the full amount indicated has been purchased. If the full indicated amount is not purchased within the 13-month period, the investor will be required to pay, either in cash or by liquidating escrowed shares, an amount equal to the difference in the dollar amount of sales charge actually paid and the amount of sales charge the investor would have paid on his or her aggregate purchases if the total of such purchases had been made at a single time.

                              REDEMPTION OF SHARES

General

Redemption of shares, or payment, may be suspended at times (a) when the Exchange is closed for other than customary weekend or holiday closings, (b) when trading on said Exchange is restricted, (c) when an emergency exists, as a result of which disposal by the Fund of securities owned by it is not reasonably practicable, or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or (d) during any other period when the Securities and Exchange Commission, by order, so permits, provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist.

Shareholders who purchased Fund shares through a broker-dealer other than the Distributor may redeem such shares either by oral request to such broker-dealer or by written request to IFTC at the address set forth in the Prospectus. To be considered in proper form, written requests for redemption should indicate the dollar amount or number of shares to be redeemed, refer to the shareholder's Fund account number, and give either a social security or tax identification number. The request should be signed in exactly the same way the account is registered. If there is more than one owner of the shares, all owners must sign. If shares to be redeemed have a value of $10,000 or more or redemption proceeds are to be paid to someone other than the shareholder at the shareholder's address of record, the signature(s) must be guaranteed by an "eligible guarantor institution," which includes a commercial bank that is a member of the Federal Deposit Insurance Corporation, a trust company, a member firm of a domestic stock exchange, a savings association or a credit union that is authorized by its charter to provide a signature guarantee. IFTC may reject redemption instructions if the guarantor is neither a member of nor a participant in a signature guarantee program. Signature guarantees by notaries public are not acceptable. The purpose of a signature guarantee is to protect shareholders against the possibility of fraud. Further documentation will be requested from corporations, administrators, executors, personal representatives, trustees and custodians. Redemption requests given by facsimile will not be accepted. Unless other instructions are given in proper form, a check for the proceeds of the redemption will be sent to the shareholder's address of record.

Reinstatement Privilege


A shareholder who has redeemed shares of the Fund may reinvest all or part of the redemption proceeds in shares of any Fund managed by the Adviser (except Hercules Funds Inc.) within 30 days without payment of an additional sales charge, provided that a shareholder may reinvest in a fund through a broker-dealer other than the Distributor only if there is a valid sales agreement for such fund between such broker-dealer and the Distributor. The Distributor will refund to the shareholder a pro rata amount of any contingent deferred sales charge paid by such shareholder in connection with a redemption of Fund shares if and to the extent that the redemption proceeds are reinvested within 30 days of such redemption in any mutual fund managed by the Adviser (except Hercules Funds Inc.). Such refund will be based upon the ratio of the net asset value of shares purchased in the reinvestment to the net asset value of shares redeemed. Reinvestments will be allowed at net asset value without the payment of a front-end sales charge, irrespective of the amounts of the reinvestment, but shall be subject to the same pro rata contingent deferred sales charge that was applicable to the earlier investment; however, the period during which the contingent deferred sales charge shall apply on the newly issued shares shall be the period applicable to the redeemed shares extended by the number of days between the redemption and the reinvestment dates (inclusive).


Systematic Withdrawal Plan


To establish a Systematic Withdrawal Plan for the Fund and receive regular periodic payments, an account must have a value of $5,000 or more. A request to establish a Systematic Withdrawal Plan must be submitted in writing to an investor's Piper Jaffray Investment Executive or other broker-dealer. There are no service charges for maintenance; the minimum amount that may be withdrawn each period is $100. (This is merely the minimum amount allowed and should not be interpreted as a recommended amount.) The holder of a Systematic Withdrawal Plan will have any income dividends and any capital gains distributions reinvested in full and fractional shares at net asset value. To provide funds for payment, the Fund will redeem as many full and fractional shares as necessary at the redemption price, which is net asset value. Redemption of shares may reduce or possibly exhaust the shares in an account, particularly in the event of a market decline. As with other redemptions, a redemption to make a withdrawal payment is a sale for federal income tax purposes. Payments made pursuant to a Systematic Withdrawal Plan cannot be considered as actual yield or income since part of such payments may be a return of capital.

The maintenance of a Systematic Withdrawal Plan for the Fund concurrent with purchases of additional shares of the Fund would be disadvantageous because of the sales commission involved in the additional purchases. A confirmation of each transaction showing the sources of the payment and the share and cash balance remaining in the account will be sent. The plan may be terminated on written notice by the shareholder or the Fund, and it will terminate automatically if all shares are liquidated or withdrawn from the account or upon the death or incapacity of the shareholder. The amount and schedule of withdrawal payments may be changed or suspended by giving written notice to your Piper Jaffray Investment Executive or other broker-dealer at least seven business days prior to the end of the month preceding a scheduled payment.


                                    TAXATION

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). To qualify as a regulated investment company the Fund must, among other things, receive at least 90% of its gross income each year from dividends, interest, gains from the sale or other disposition of securities and certain other types of income, including income from options and futures contracts.


If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income will be subject to tax at regular corporate rates without any deduction for distributions to shareholders, and such distributions will be taxable to the Fund's shareholders as ordinary dividends to the extent of the Fund's current or accumulated earnings and profits.


The Code also forbids a regulated investment company from earning 30% or more of its gross income from the sale or other disposition of securities held less than three months. This restriction may limit the extent to which the Fund may purchase futures contracts and options. To the extent the Fund engages in short-term trading and enters into futures and options transactions, the likelihood of violating this 30% requirement is increased.

The Code requires a regulated investment company to diversify its holdings. The Internal Revenue Service has not made its position clear regarding the treatment of futures contracts and options for purposes of the diversification test, and the extent to which the Fund can buy or sell futures contracts and options may be limited by this requirement.

The Fund will be subject to a nondeductible excise tax equal to 4% of the excess, if any, of the amount required to be distributed pursuant to the Code for each calendar year over the amount actually distributed. No amount of such excess, however, will be subject to the excise tax to the extent it is subject to the corporate-level income tax. In order to avoid the imposition of this excise tax, the Fund generally must declare dividends by the end of a calendar year representing 98% of the Fund's ordinary income for the calendar year and 98% of its capital gain net income (both long-term and short-term capital gains) for the 12-month period ending October 31 of the calendar year.

Gain or loss on futures contracts and options is taken into account when realized by entering into a closing transaction or by exercise. In addition, with respect to many types of futures contracts and options held at the end of the Fund's taxable year, unrealized gain or loss on such contracts is taken into account at the then current fair market value thereof under a special "marked-to-market, 60/40 system," and such gain or loss is recognized for tax purposes. The gain or loss from such futures contracts and options (including premiums on certain options that expire unexercised) is treated as 60% long-term and 40% short-term capital gain or loss, regardless of their holding period. The amount of any capital gain or loss actually realized by the Fund in a subsequent sale or other disposition of such futures contracts will be adjusted to reflect any capital gain or loss taken into account by the Fund in a prior year as a result of the constructive sale under the "marked-to-market, 60/40 system." Notwithstanding the rules described above, with respect to certain futures contracts, the Fund may make an election that will have the effect of exempting all or a part of those identified futures contracts from being treated for federal income tax purposes as sold on the last business day of the Fund's taxable year. All or part of any loss realized by the Fund on any closing of a futures contract may be deferred until all of the Fund's offsetting positions with respect to the futures contract are closed.

Ordinarily, distributions and redemption proceeds earned by a shareholder are not subject to withholding of federal income tax. However, 31% of a shareholder's distributions and redemption proceeds must be withheld if a shareholder fails to supply the Fund or its agent with such shareholder's taxpayer identification number or if a shareholder, who is otherwise exempt from withholding, fails to properly document such shareholder's status as an exempt recipient.

The Fund may make investments that produce income that is not matched by a corresponding distribution to the Fund, such as investments in obligations having original issue discount, such as zero coupon securities, or market discount (if the Fund elects to accrue the market discount on a current basis with respect to such instruments). Such income would be treated as income earned by the Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to the Fund, the Fund may be required to borrow money or dispose of other securities to be able to make distributions to shareholders.

Any loss on the sale or exchange of shares of the Fund generally will be disallowed to the extent that a shareholder acquires or contracts to acquire shares of the Fund within 30 days before or after such sale or exchange. In addition, if a shareholder disposes of shares within 90 days of acquiring such shares and purchases shares of another mutual fund managed by the Adviser at a reduced sales charge, the shareholder's tax basis for determining gain or loss on the shares which are disposed of is reduced by the lesser of the amount of the sales charge that was paid when the shares disposed of were acquired or the amount by which the sales charge for the new shares is reduced. If a shareholder's tax basis is so reduced, the amount of the reduction is treated as part of the tax basis of the new shares.

Additionally, distributions may be subject to state and local income taxes, and the treatment thereof may differ from the federal income tax consequences discussed above.


For federal income tax purposes, the Fund had capital loss carryovers of $141,672,558 on September 1, 1995. If these loss carryovers are not offset by subsequent capital gains, they will expire at various times during 1999 through 2002. Because the Fund acquired the loss carryovers as a result of the merger of the Trusts into the Fund, certain limitations will apply to the Fund's ability to use the loss carryovers to offset any capital gains it realizes in the future.


                               GENERAL INFORMATION

Minnesota has enacted legislation which authorizes corporations to eliminate or limit the personal liability of a director to the corporation or its shareholders for monetary damages for breach of the fiduciary duty of "care" (the duty to act with the care an ordinarily prudent person in a like position would exercise under similar circumstances). Minnesota law does not, however, permit a corporation to eliminate or limit the liability of a director (a) for any breach of the director's duty of "loyalty" to the corporation or its shareholders (the duty to act in good faith and in a manner reasonably believed to be in the best interest of the corporation), (b) for acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law,
(c) for authorizing a dividend, stock repurchase or redemption or other distribution in violation of Minnesota law or for violation of certain provisions of Minnesota securities laws, or (d) for any transaction from which the director derived an improper personal benefit. Minnesota law does not permit elimination or limitation of a director's liability under the Securities Act of 1933 or the Securities Exchange Act of 1934, and the 1940 Act prohibits elimination or limitation of a director's liability for acts involving willful malfeasance, bad faith, gross negligence or reckless disregard of the duties of a director. The Articles of Incorporation of the Company limit the liability of directors to the fullest extent permitted by Minnesota law and the 1940 Act.


                              FINANCIAL STATEMENTS

The audited financial statements and supplementary schedules for the Fund as of August 31, 1995, contained in the Fund's Annual Report to shareholders are incorporated by reference into this Statement of Additional Information in reliance on the independent auditors' report of KPMG Peat Marwick LLP, 4200 Norwest Center, Minneapolis, Minnesota 55402, independent auditors of the Fund, given on the authority of such firm as experts in accounting and auditing.


                               PENDING LITIGATION


Complaints have been brought in federal and state court relating to one open-end and twelve closed-end investment companies managed by the Adviser and to two open-end funds for which the Adviser has acted as sub-adviser. An Amended Consolidated Class Action Complaint was filed on October 5, 1994 in the United States District Court, District of Minnesota, against the Institutional Government Income Portfolio (a series of Piper Funds Inc.), the Adviser, the Distributor, William H. Ellis and Edward J. Kohler alleging certain violations of federal and state securities laws, including the making of materially misleading statements in the prospectus, common law negligent misrepresentation and breach of fiduciary duty. This is a consolidated putative class action in which claims brought by 11 persons or entities have been consolidated under the title In Re: Piper Funds Inc. Institutional Government Income Portfolio Litigation. The named plaintiffs in the complaint purport to represent a class of individuals and groups who purchased shares of Institutional Government Income Portfolio during the putative class period of July 1, 1991 through May 9, 1994. The named plaintiffs and defendants have entered into a settlement agreement which has received preliminary approval from the Court. The terms of the settlement are set forth in a Settlement Agreement dated July 20, 1995 (as modified by an Addendum filed on July 28, 1995). The Settlement Agreement contained a provision which would have permitted the defendants to cancel the Agreement if shareholders who had incurred a cumulative "Loss" (as defined under the Agreement) of more than 10% of the Loss sustained by the entire class had opted out. The deadline for requesting exclusion from the class has passed, and the Loss sustained by persons requesting exclusion is less than 10%. If granted final approval by the Court, the Settlement Agreement would provide up to approximately $70 million, together with interest earned, less certain disbursements and attorneys fees as approved by the Court, to class members in payments scheduled over approximately three years. Such payments would be made by Piper Jaffray Companies Inc. and the Adviser and would not be an obligation of the Institutional Government Income Portfolio or Piper Funds Inc.

Six additional complaints, which are based on claims similar to those asserted in the first complaint, have been brought relating to the Institutional Government Income Portfolio. The first of such complaints was filed in the same court against the same parties on October 21, 1994, by Eltrax Systems, Inc. A second additional complaint was filed against Piper Funds Inc., the Adviser, the Distributor and Piper Jaffray Companies Inc. on September 30, 1994 in the United States District Court, District of Colorado. Plaintiffs in the complaint are Gary Pashel and Gregg S. Hayutin, Trustees of the Mae Pashel Trust; Mae Pashel, individually; Gary Pashel and Michael H. Feinstein, Trustees of the Robert Hayutin Insurance Trust; and Dennis E. Hayutin, Gregg S. Hayutin and Gary Pashel, Trustees of the Marie Ellen Hayutin Trust. The third additional complaint, a putative class action, was filed on November 1, 1994 in the United States District Court, District of Idaho by the Idaho Association of Realtors, Inc., a non-profit Idaho corporation. The complaint was filed against the Institutional Government Income Portfolio, the Adviser, the Distributor, Piper Jaffray Companies Inc., William H. Ellis and Edward J. Kohler. The fourth complaint, also a putative class action, was filed in the United States District Court for the District of Minnesota, Third Division, on January 25, 1995. The Complaint was brought by Louise S. Maher and John A. Raetz against Piper Funds Inc., the Institutional Government Income Portfolio, the Adviser, the Distributor, Piper Jaffray Companies Inc., William H. Ellis and Edward J. Kohler. The fifth complaint was brought on April 11, 1995, and in the future may be filed in the Minnesota State District Court, Hennepin County. The plaintiff, Frank R. Berman, Trustee of Frank R. Berman Professional CP Pension Plan Trust, sued individually and not on behalf of any putative class. Defendants are the Distributor, Piper Funds Inc., Morton Silverman and Worth Bruntjen. A sixth complaint relating to the Institutional Government Income Portfolio was filed on June 22, 1995 in the Montana Thirteenth Judicial District Court, Yellowstone County by Beverly Muth against the Distributor and Teresa L. Darnielle. In addition to the above complaints, a number of actions have been commenced in arbitration by individual investors in the Institutional Government Income Portfolio. The complaints discussed in this paragraph generally have been consolidated with the In Re: Piper Funds Inc. action for pretrial purposes and the arbitrations and litigation have been stayed pending entry of an order by the Court permitting those class members who have requested exclusion to proceed with their actions.

A complaint was filed by Herman D. Gordon on October 20, 1994, in the United States District Court, District of Minnesota, against American Adjustable Rate Term Trust Inc.--1998, American Adjustable Rate Term Trust Inc.--1999, the Adviser, the Distributor, Piper Jaffray Companies Inc., Benjamin Rinkey, Jeffrey Griffin, Charles N. Hayssen and Edward J. Kohler. A second complaint was filed by Frank Donio, I.R.A. and other plaintiffs on April 14, 1995, in the United States District Court, District of Minnesota, against American Adjustable Rate Term Trust Inc.--1996, American Adjustable Rate Term Trust Inc.--1997, American Adjustable Rate Term Trust Inc.--1998, American Adjustable Rate Term Trust Inc.--1999, the Adviser, the Distributor, Piper Jaffray Companies Inc. and certain associated individuals. Plaintiffs in both actions filed a Consolidated Amended Class Action Complaint on May 23, 1995 and by Order dated June 8, 1995, the Court consolidated the two putative class actions. The consolidated amended complaint, which purports to be a class action, alleges certain violations of federal and state securities laws, breach of fiduciary duty and negligent misrepresentation.

A complaint was filed by Carson H. Bradley on February 3, 1995 in the Sixth Judicial District of the State of Idaho against American Government Income Fund Inc., American Government Income Portfolio Inc., the Adviser, the Distributor and Worth Bruntjen. The complaint alleges negligent misrepresentation, breach of fiduciary duty and breach of contract. The action has been removed to Federal District Court for the District of Idaho.

A complaint was filed by Gary E. Nelson on June 28, 1995 in the United States District Court for the Western District of Washington at Seattle against American Strategic Income Portfolio Inc. -- II, the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. A second complaint was filed by the same individual in the same court on July 12, 1995 against American Opportunity Income Fund Inc., the Adviser, the Distributor, Piper Jaffray Companies Inc., Worth Bruntjen, Charles N. Hayssen, Michael Jansen, William H. Ellis and Edward J. Kohler. On September 7, 1995, Christian Fellowship Foundation Peace United Church of Christ, Gary E. Nelson and Lloyd Schmidt filed an amended complaint purporting to be a class action in the United States District Court for the District of Washington. The complaint was filed against American Government Income Portfolio, Inc., American Government Income Fund Inc., American Government Term Trust, Inc., American Strategic Income Portfolio Inc., American Strategic Income Portfolio Inc. -- II, American Strategic Income Portfolio Inc. -- III, American Opportunity Income Fund Inc., American Select Portfolio Inc., Piper Jaffray Companies Inc., Piper Jaffray Inc., the Adviser and certain associated individuals. By Order filed October 5, 1995, the complaints were consolidated. The amended complaint alleges generally that the prospectus and financial statements of each investment company were false and misleading. Specific violations of various federal securities laws are alleged with respect to each investment company. The complaint also alleges that the defendants violated the Racketeer Influenced and Corrupt Organizations Act, the Washington State Securities Act and the Washington Consumer Protection Act.

Complaints have also been filed relating to two open-end funds for which the Adviser has acted as sub-adviser, Managers Intermediate Mortgage Fund and Managers Short Government Fund. A complaint was filed on September 26, 1994 in the United States District Court, District of Connecticut, by Florence R. Hosea, Bobby W. Hosea, Getrud B. Dale and Peter M. Dale, Andrew Poffel and Diane Poffel as tenants by the Entireties, Myrone Sarone, Donna M. DiPalo, Bernard B. Geltner and Gail Geltner and Paul Delman. The complaint was filed against The Managers Funds, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, an individual associated with the Adviser, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The complaint, which is a putative class action, alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and alleges negligent misrepresentation, breach of fiduciary duty and common law fraud. A similar complaint was filed as a putative class action in the same court on November 4, 1994. The complaint was filed by Karen E. Kopelman against The Managers Fund, The Managers Funds, L.P., Robert P. Watson, the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc. and Managers Intermediate Mortgage Fund. The two putative class actions were consolidated by court order on December 13, 1994. Plaintiffs filed an Amended and Restated Complaint on July 19, 1995. A complaint relating to the Managers Short Government Fund was filed on November 18, 1994 in the United States District Court, District of Minnesota. The complaint was filed by Robert Fleck as a putative class action against The Managers Funds, The Managers Funds, L.P., the Adviser, the Distributor, Worth Bruntjen, Evaluation Associates, Inc., Robert P. Watson, John E. Rosati, William M. Graulty, Madeline H. McWhinney, Steven J. Pasggioli, Thomas R. Schneeweis and Managers Short Government Fund, F/K/A/ Managers Short Government Income Fund. The complaint alleges certain violations of federal securities laws, including the making of false and misleading statements in the prospectus, and negligent misrepresentation. A third complaint relating to both the Managers Intermediate Mortgage Fund and the Managers Short Government Fund was filed on October 26, 1995 in Connecticut State Superior Court, Stamford/Norwalk District. The complaint was filed by First Commercial Trust Company, N.A. against the Managers Funds, Managers Short Government Fund, Managers Intermediate Mortgage Fund, Managers Short and Intermediate Bond Fund, The Managers Funds, L.P., EAIMC Holdings Corporation, Evaluation Associates Holding Corporation, EAI Partners, L.P., Evaluation Associates, Inc., Robert P. Watson, William W. Graulty, Madeline H. McWhinney, Steven J. Paggioli, Thomas R. Schneeweis, William J. Crerend, Piper Capital Management Inc., Piper Jaffray Companies Inc., Worth Bruntjen, Standish, Ayer & Wood, Inc., TCW Funds Managements, Inc., and TCW Management Company. The complaint alleges claims under Connecticut common law and violation of the Connecticut Securities Act and the Connecticut Unfair and Deceptive Trade Practices Act.


The Adviser and Distributor do not believe that the settlement reached in connection with the first lawsuit described above, or any other of the above lawsuits, will have a material adverse effect upon their ability to perform under their agreements with the Fund, and they intend to defend the remaining lawsuits vigorously.



                                       A-1

                                   APPENDIX A
                               CORPORATE BOND AND
                            COMMERCIAL PAPER RATINGS

Commercial Paper Ratings


Standard & Poor's Ratings Services. Commercial paper ratings are graded into four categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Issues assigned the A rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with designation 1, 2 and 3 to indicate the relative degree of safety. The "A-1" designation indicates that the degree of safety regarding timely payment is very strong. Those issues determined to possess overwhelming safety characteristics will be denoted with a plus sign designation.


Moody's Investors Service, Inc. Moody's commercial paper ratings are opinions of the ability of the issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

          Prime-1 Superior capacity for repayment of short-term promissory obligations

          Prime-2 Strong capacity for repayment of short-term promissory obligations

          Prime-3 Acceptable capacity for repayment of short-term promissory obligations

Corporate Bond Ratings


Standard & Poor's Ratings Services. Standard & Poor's ratings for corporate bonds have the following definitions:


Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Moody's Investors Service, Inc. Moody's ratings for corporate bonds include the following:

Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than in Aaa securities.

Bonds which are rated "A" possess many favorable attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.



                                       B-1

                                   APPENDIX B
               INTEREST RATE FUTURES CONTRACTS AND RELATED OPTIONS

Interest Rate Futures Contracts

The Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate futures contract creates an obligation on the part of the seller (the "short") to deliver, and an offsetting obligation on the part of the purchaser (the "long") to accept delivery of, the type of financial instrument called for in the contract in a specified delivery month for a stated price. A majority of transactions in interest rate futures contracts, however, do not result in the actual delivery of the underlying instrument, but are settled through liquidation, i.e., by entering into an offsetting transaction. The interest rate futures contracts to be traded by the Fund are traded only on commodity exchanges--known as "contract markets"--approved for such trading by the Commodity Futures Trading Commission and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. These contract markets, through their clearing corporations, guarantee that the contracts will be performed. Presently, futures contracts are based upon such debt securities as long-term U.S. Treasury bonds, Treasury notes, Government National Mortgage Association modified pass-through mortgage-backed securities, three-month U.S. Treasury bills and bank certificates of deposit. In addition, futures contracts are traded in the Moody's Investment Grade Corporate Bond Index and the Long Term Corporate Bond Index.

Although most futures contracts by their terms call for actual delivery or acceptance of commodities or securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a short position is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity and the same delivery month. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the trader realizes a loss. Similarly, the closing out of a long position is effected by the purchaser entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain and, if the purchase price exceeds the offsetting sale price, the purchaser realizes a loss.

The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the Adviser and the relevant contract market, which varies but is generally about 2% of the contract amount, must be deposited with the custodian in the name of the broker. This amount is known as "initial margin," and represents a "good faith" deposit assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the broker, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to the market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

The purpose of the acquisition or sale of a futures contract by the Fund, as the holder of long-term fixed-income securities, is to hedge against fluctuations in rates on such securities without actually buying or selling long-term fixed-income securities. For example, if the Fund owns long-term bonds and interest rates are expected to increase, the Fund might sell futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in the Fund's portfolio. If interest rates increase as anticipated by the Adviser, the value of certain long-term securities in the portfolio would decline, but the value of the Fund's futures contracts would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. Of course, since the value of the securities in the Fund's portfolio will far exceed the value of the futures contracts sold by the Fund, an increase in the value of the futures contracts could only mitigate--but not totally offset--the decline in the value of the portfolio.

Similarly, when it is expected that interest rates may decline, futures contracts could be purchased to hedge against the Fund's anticipated purchases of long-term fixed-income securities, such as bonds, at higher prices. Since the rate of fluctuation in the value of futures contracts should be similar to that of long-term bonds, the Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund's cash could then be used to buy long-term bonds on the cash market. The Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, in circumstances when the market for bonds may not be as liquid as that for futures contracts, the ability to invest in such contracts could enable the Fund to react more quickly to anticipated changes in market conditions or interest rates.

Options on Interest Rate Futures Contracts

The Fund may purchase and sell put and call options on interest rate futures contracts which are traded on a United States exchange or board of trade as a hedge against changes in interest rates, and will enter into closing transactions with respect to such options to terminate existing positions. An interest rate futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specific financial instrument (debt security) at a specified price, date, time and place. An option on an interest rate futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in an interest rate futures contract at a specified exercise price at any time prior to the expiration date of the option. Options on interest rate futures contracts are similar to options on securities, which give the purchaser the right, in return for the premium paid, to purchase or sell securities. A call option gives the purchaser of such option the right to buy, and obliges its writer to sell, a specified underlying futures contract at a specified exercise price at any time prior to the expiration date of the option. A purchaser of a put option has the right to sell, and the writer has the obligation to buy, such contract at the exercise price during the option period. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's future margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing price of the interest rate futures contract on the expiration date. A Fund will pay a premium for purchasing options on interest rate futures contracts. Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund. In connection with the writing of options on interest rate futures contracts, a Fund will make initial margin deposits and make or receive maintenance margin payments that reflect changes in the market value of such options. Premiums received from the writing of an option are included in initial margin deposits.

Purchase of Put Options on Futures Contracts. The Fund will purchase put options on interest rate futures contracts if the Adviser anticipates a rise in interest rates. Because the value of an interest rate futures contract moves inversely in relation to changes in interest rates, a put option on such a contract becomes more valuable as interest rates rise. By purchasing put options on interest rate futures contracts at a time when the Adviser expects interest rates to rise, the Fund will seek to realize a profit to offset the loss in value of its portfolio securities.

Purchase of Call Options on Futures Contracts. The Fund will purchase call options on interest rate futures contracts if the Adviser anticipates a decline in interest rates. The purchase of a call option on an interest rate futures contract represents a means of obtaining temporary exposure to market appreciation at limited risk. Because the value of an interest rate futures contract moves inversely in relation to changes to interest rates, a call option on such a contract becomes more valuable as interest rates decline. The Fund will purchase a call option on an interest rate futures contract to hedge against a decline in interest rates in a market advance when the Fund is holding cash. The Fund can take advantage of the anticipated rise in the value of long-term securities without actually buying them until the market is stabilized. At that time, the options can be liquidated and the Fund's cash can be used to buy long-term securities.

Writing Call Options on Futures Contracts. The Fund will write call options on interest rate futures contracts if the Adviser anticipates a rise in interest rates. As interest rates rise, a call option on such a contract becomes less valuable. If the futures contract price at expiration of the option is below the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount provides a partial hedge against any decline that may have occurred in the Fund's portfolio securities.

Writing Put Options on Futures Contracts. The Fund will write put options on interest rate futures contracts if the Adviser anticipates a decline in interest rates. As interest rates decline, a put option on an interest rate futures contract becomes less valuable. If the futures contract price at expiration of the option has risen due to declining interest rates and is above the exercise price, the option will not be exercised and the Fund will retain the full amount of the option premium. Such amount can then be used by the Fund to buy long-term securities when the market has stabilized.

Risks of Transactions in Futures Contracts and Options on Futures Contracts

Hedging Risks in Futures Contracts Transactions. There are several risks in using futures contracts as hedging devices. One risk arises because the prices of futures contracts may not correlate perfectly with movements in the underlying fixed-income security due to certain market distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than making additional variation margin payments, investors may close the contracts through offsetting transactions which could distort the normal relationship between the security and the futures market. Second, the margin requirements in the futures market are lower than margin requirements in the securities market, and as a result the futures market may attract more speculators than does the securities market. Increased participation by speculators in the futures market may also cause temporary price distortions. Because of possible price distortion in the futures market and because of imperfect correlation between movements in securities and movements in the prices of futures contracts, even a correct forecast of general market trends may not result in a successful hedging transaction over a very short period. Another risk arises because of imperfect correlation between movements in the value of the futures contracts and movements in the value of securities subject to the hedge.

Successful use of futures contracts by the Fund is subject to the ability of the Adviser to predict correctly movements in the direction of interest rates. If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of fixed-income securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its security which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

Liquidity of Futures Contracts. The Fund may elect to close some or all of its contracts prior to expiration. The purpose of making such a move would be to reduce or eliminate the hedge position held by the Fund. The Fund may close its positions by taking opposite positions. Final determinations of variation margin are then made, additional cash as required is paid by or to the Fund, and the Fund realizes a loss or a gain.

Positions in futures contracts may be closed only on an exchange or board of trade providing a secondary market for such futures contracts. Although the Fund intend to enter into futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular contract at any particular time.

In addition, most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities being hedged will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.

Risks of Options on Futures Contracts. The use of options on futures contracts also involves additional risk. Compared to the purchase or sale of futures contracts, the purchase of call or put options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transactions costs). The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund's portfolio assets. By writing a call option, the Fund becomes obligated to sell a futures contract, which may have a value higher than the exercise price. Conversely, the writing of a put option on a futures contract generates a premium, but the Fund becomes obligated to purchase a futures contract, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures contracts may exceed the amount of the premium received.

The effective use of options strategies is dependent, among other things, on a Fund's ability to terminate options positions at a time when the Adviser deems it desirable to do so. Although the Fund will enter into option positions only if the Adviser believes that a liquid secondary market exists for such options, there is no assurance that the Fund will be able to effect closing transactions at any particular time or at an acceptable price. The Fund's transactions involving options on futures contracts will be conducted only on recognized exchanges. The Fund's purchase or sale of put or call options on futures contracts will be based upon predictions as to anticipated interest rates by the Adviser, which could prove to be inaccurate. Even if the expectations of the Adviser are correct, there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

Regulatory Matters

To the extent required to comply with applicable Securities and Exchange Commission releases and staff positions, when entering into futures contracts, the Fund will maintain, in a segregated account, cash or liquid high-grade debt securities equal to the value of such contracts.

The Commodity Futures Trading Commission (the "CFTC"), a federal agency, regulates trading activity on the exchanges pursuant to the Commodity Exchange Act, as amended. The CFTC requires the registration of "commodity pool operators," defined as any person engaged in a business which is of the nature of an investment company, syndicate or a similar form of enterprise, and who, in connection therewith, solicits, accepts or receives from others, funds, securities or property for the purpose of trading in any commodity for future delivery on or subject to the rules of any contract market. The CFTC has adopted Rule 4.5, which provides an exclusion from the definition of commodity pool operator for any registered investment company which meets the requirements of the Rule. Rule 4.5 requires, among other things, that an investment company wishing to avoid commodity pool operator status use futures and options positions only (a) for "bona fide hedging purposes" (as defined in CFTC regulations) or (b) for other purposes so long as aggregate initial margins and premiums required in connection with non-hedging positions do not exceed 5% of the liquidation value of the investment company's portfolio. Any investment company wishing to claim the exclusion provided in Rule 4.5 must file a notice of eligibility with both the CFTC and the National Futures Association. Before engaging in transactions involving interest rate futures contracts, the Funds will file such notices and meet the requirements of Rule 4.5, or such other requirements as the CFTC or its staff may from time to time issue, in order to render registration as a commodity pool operator unnecessary.


                                     PART C

                             PIPER FUNDS INC. -- II

                                OTHER INFORMATION

Item 24.  Financial Statements and Exhibits


     (a) Financial statements -- Financial statements are incorporated by reference to the Registrant's financial statements and independent auditors' report filed with the Commission on October 31, 1995.

     (b)  Exhibits:

          1.1  Articles of Incorporation (1)
          1.2  Amendment to Articles of Incorporation (1)
          2    Bylaws (1)
          5    Investment Advisory and Management Agreement (2)
          6.1  Underwriting and Distribution Agreement (2)
          6.2  Dealer Agreement (2)
          8    Custody and Investment Accounting Agreement (2)
          9.1  Agency Agreement (2)
          9.2  Shareholder Account Servicing Agreement (4)
          10   Opinion and Consent of Dorsey & Whitney P.L.L.P. (2)
          11   Consent of KPMG Peat Marwick LLP (4)
          15   Plan of Distribution (1)
          16   Computation of Performance Quotations (3)
          25   Power of Attorney (2)
          17.2 Financial Data Schedule filed electronically as Exhibit 27 pursuant to Rule 401 of Regulation S-T (4)

(1) Incorporated by reference to the Registrant's Registration Statement on Form N-14, File No. 33-58849.
(2) Incorporated by reference to Registrant's initial Registration Statement on Form N-1A filed June 23, 1995.
(3) Incorporated by reference to Post-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1A filed September 5, 1995.
(4)  Filed herewith.




Item 25. Persons Controlled by or Under Common Control with Registrant

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 26.  Number of Holders of Securities


As of December 1, 1995:

                                                                   Number of
                                             Title of Class      Record Holders

Adjustable Rate Mortgage Securities Fund     Common Shares          28,024



Item 27.  Indemnification

The Articles of Incorporation and Bylaws of the Registrant provide that the Registrant shall indemnify such persons for such expenses and liabilities, in such manner and under such circumstances, to the full extent permitted by
Section 302A.521, Minnesota Statutes, as now enacted or hereafter amended, provided that no such indemnification may be made if it would be in violation of
Section 17(h) of the Investment Company Act of 1940, as now enacted or hereafter amended. Section 302A.521 of the Minnesota Statutes, as now enacted, provides that a corporation shall indemnify a person made or threatened to be made a party to a proceeding of the person against judgments, penalties, fines, settlements, and reasonable expenses, including attorneys' fees and disbursements, incurred by the person in connection with the proceeding if, with respect to the acts or omissions of the person complained of in the proceeding, the person has not been indemnified by another organization for the same judgments, penalties, fines, settlements, and reasonable expenses incurred by the person in connection with the proceeding with respect to the same acts or omissions; acted in good faith, received no improper personal benefit and the Minnesota Statutes dealing with directors' conflicts of interest, if applicable, have been satisfied; in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful; and reasonably believed that the conduct was in the best interests of the corporation or, in certain circumstances, reasonably believed that the conduct was not opposed to the best interests of the corporation.

Insofar as the indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer, or controlling person of the Registrant in the successful defense of any action, suit, or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

The Registrant will comply with the indemnification requirements of Investment Company Act Releases 7221 (June 9, 1972) and 11330 (September 2, 1980).



Item 28.  Business and Other Connections of Investment Adviser

Information on the business of the Adviser is described in the section of the Prospectus, incorporated by reference in this Registration Statement, entitled "Management -- Investment Adviser."

The officers and directors of the Adviser and their titles are as follow:

Name                               Title

William H. Ellis                   President, Director and Chairman of the Board

David E. Rosedahl                  Director, Secretary and General Counsel

Bruce C. Huber                     Director
DeLos V. Steenson                  Director
Momchilo Vucenich                  Director
Beverly J. Zimmer                  Director
Paul A. Dow                        Senior Vice President and Chief
                                   Investment Officer
James A. Berman                    Senior Vice President
Worth Bruntjen                     Senior Vice President
Michael C. Derck                   Senior Vice President
Richard W. Filippone               Senior Vice President
John J. Gibas                      Senior Vice President
Marijo A. Goldstein                Senior Vice President
Mark R. Grotte                     Senior Vice President
Jerry Gudmundson                   Senior Vice President
Robert Hannah                      Senior Vice President
Lynne Harrington                   Senior Vice President
Lisa A. Kenyon                     Senior Vice President
Mark S. Lee                        Senior Vice President
Thomas S. McGlinch                 Senior Vice President
Curt D. McLeod                     Senior Vice President
Steven V. Markusen                 Senior Vice President
Paula Meyer                        Senior Vice President
Robert H. Nelson                   Senior Vice President
Edward P. Nicoski                  Senior Vice President
Gary Norstrem                      Senior Vice President
Nancy S. Olsen                     Senior Vice President
Ronald R. Reuss                    Senior Vice President
Maxine D. Rossini                  Senior Vice President
Bruce D. Salvog                    Senior Vice President
John K. Schonberg                  Senior Vice President
Sandra K. Shrewsbury               Senior Vice President
David M. Steele                    Senior Vice President
J. Bradley Stone                   Senior Vice President
Robert H. Weidenhammer             Senior Vice President
John G. Wenker                     Senior Vice President
Douglas J. White                   Senior Vice President
Cynthia K. Castle                  Vice President
Richard Daly                       Vice President
Molly Destro                       Vice President
Julie Deutz                        Vice President
Joan L. Harrod                     Vice President
Newby Herrod                       Vice President
Amy K. Johnson                     Vice President
Kimberly F. Kaul                   Vice President
Russell Kappenman                  Vice President
John D. Kightlinger                Vice President
Wan-Chong Kung                     Vice President
Steven Meyer                       Vice President
Thomas Moore                       Vice President
Siobann Nelson                     Vice President
Paul Pearson                       Vice President
Daniel Phillips                    Vice President
Eric L. Siedband                   Vice President
Catherine M. Stienstra             Vice President
Shaista Tajamal                    Vice President
Bonnie L. Theis                    Vice President
Michael Wallace                    Vice President
Jane K. Welter                     Vice President
John G. Wenker                     Vice President
Marcy K. Winson                    Vice President
Fong P. Woo                        Vice President


Principal occupations of Messrs. Ellis, Dow, Rosedahl, McGlinch and Nelson, and Ms. Johnson are set forth in the Statement of Additional Information under the heading "Directors and Officers." Mr. Huber has been a Director of the Adviser since October 1985 and was a Vice President of the Adviser from October 1985 until April 1992, and a Managing Director of Piper Jaffray Inc. ("Piper Jaffray") since November 1986. Mr. Steenson has been a Director of the Adviser since December 1994 and a Managing Director of the Underwriter since 1982. Mr. Vucenich has been a Director of the Adviser since December 1994 and a managing director of regional sales for Piper Jaffray Companies Inc. since February 1993. Ms. Zimmer has been a Director of the Adviser since December 1994, prior to which she was Chief Operating Officer of the Adviser from May 1992 to December 1994 and Senior Vice President of the Adviser from December 1990 to December 1994.

Mr. Berman has been a Senior Vice President of the Adviser since 1993; prior to which he was a Managing Director of Piper Jaffray Inc. from 1992 to 1993, Vice President of Acquisitions at Sandia Mortgage Corporation from 1991 to 1992 and a Director of Investment Analysis and Acquisitions for Larken Properties, Inc. from 1987 to 1991. Mr. Bruntjen has been a Senior Vice President of the Adviser since January 1988. Mr. Derck has been a Vice President of the Adviser since November 1992, prior to which he had been a manager of Advisory Accounts Services with the Adviser since April 1992 and, before that, an Assistant Vice President at First Trust since 1976. Mr. Filippone has been a Senior Vice President of the Adviser since November 1991, prior to which he had been a Vice President of the Adviser from 1987 to 1991. Mr. Gibas has been a Senior Vice President of the Adviser since November 1992, prior to which he had been a Vice President of the Adviser from 1987 to 1992. Ms. Goldstein has been a Senior Vice President of the Adviser since November 1993, prior to which she was a Vice President of the Adviser from 1991 to 1993 and a fixed income analyst of the Adviser since 1988. Mr. Grotte has been a Senior Vice President of the Adviser since November 1992, prior to which he had been a Vice President of the Adviser from 1988 to 1992. Mr. Gudmundson has been a Senior Vice President of the Adviser since August 1995, prior to which he was an Executive Vice President at Resource Capital Advisers from 1991 to May 1995. Mr. Hannah has been a Senior Vice President of the Adviser since May 1995, prior to which he was manager of Craig and Associates in Seattle, Washington from September 1993 to November 1994, and prior thereto, he was manager of Exvere in Seattle from January 1993 to August 1993 and a registered representative at Geneva in Irvine, California from Janaury 1991 to December 1992. Ms. Harrington has been a Senior Vice President of the Adviser since March 1995, prior to which she was a Managing Director at Piper Jaffray Inc. in the Public Finance Department. Ms. Kenyon has been a Senior Vice President of the Adviser since January 1992, prior to which she had been a financial adviser for a private family in Los Angeles. Mr. Lee has been a Senior Vice President of the Adviser since November 1995, prior to which he had been a Vice President of the Adivser since 1990. Mr. Markusen has been a Senior Vice President of the Adviser since December 1993, prior to which had been a senior vice president of Investment Advisers, Inc., in Minneapolis, Minnesota from 1989 to 1993. Mr. McLeod has been a Senior Vice President of the Adviser since November 1995, prior to which he had been an analyst at the Adviser since 1988. Ms. Meyer has been a Senior Vice President of the Adviser since December 1994, prior to which she had been a Vice President of Secura Insurance, Appleton, Wisconsin from 1988 to 1994. Mr. Nicoski is a Senior Vice President of the Adviser and has been a Managing Director of the Distributor since November 1986. Mr. Norstrem has been a Senior Vice President of the Adviser since 1993, prior to which he was Treasurer of the City of Saint Paul, Minnesota for twenty-eight years. Ms. Olsen has been a Senior Vice President of the Adviser since November 1991, prior to which she had been a Vice President of the Adviser from 1987 to 1991. Mr. Reuss has been a Senior Vice President of the Adviser since January 1989. Ms. Rossini has been a Senior Vice President of the Adviser since September 1993, prior to which she had been a managing Director of the Distributor since November 1989. Mr. Salvog has been a Senior Vice President of the Adviser since January 1992, prior to which he had been a portfolio manager at Kennedy & Associates in Seattle, Washington from 1984 to 1992. Mr. Schonberg has been a Senior Vice President of the Adviser since November 1995, prior to which he was a Vice President of the Adviser from November 1992 to November 1995 and a portfolio manager for the Adviser since July 1989. Ms. Shrewsbury has been a Senior Vice President of the Adviser since September 1993, prior to which she had been a Managing Director of Piper Jaffray since November 1992, a Vice President of Piper Jaffray since November 1990. Mr. Steele has been a Senior Vice President of the Adviser since January 1992, prior to which he had been a portfolio manager at Kennedy & Associates in Seattle, Washington from 1987 to 1992. Mr. Stone has been a Vice President of the Adviser since November 1991 and a fixed-income analyst of the Adviser since March 1990. Mr. Weidenhammer has been a Senior Vice President of the Adviser since November 1991, prior to which he had been a Vice President of the Adviser from 1987 to 1991. Mr. Wenker has been a Senior Vice President of the Adviser since October 1993, prior to which he was a Managing Director of Piper Jaffray from 1992 to 1993 and the Director of Revitalization Resources of the Minneapolis Community Development Agency from 1990 to 1992. Mr. White has been a Senior Vice President of the Adviser since November 1991, prior to which he had been a Vice President of the Adviser from 1989 to 1991.

Ms. Castle has been a Vice President of the Adviser since November 1994, prior to which she was a client service asociate of the Adviser since 1990. Mr. Daly has been a Vice President of the Adviser since 1992, prior to which he was an Assistant Vice President of Piper Jaffray since 1990 and a broker with Piper Jaffray from 1987 to 1992. Ms. Destro has been a Vice President of the Adviser since 1994, prior to which she was Accounting Manager from 1993 to 1994 and mutual fund accountant from 1991 to 1993 with the Adviser, and prior thereto, mutual fund accountant at Voyageur Fund Managers in Minneapolis from 1989 to 1991. Ms. Duetz has been a Vice President of the Adviser since September 1995, prior to which she was an Assistant Vice President at Daiwa Bank, Ltd. from November 1992 to September 1995 and a manager of financial reporting at The Churchill Companies from September 1991 to October 1992. Ms. Harrod has been a Vice President of the Adviser since November 1992 and has been a trader for the Adviser since October 1989. Mr. Herrod has been a Vice President of the Adviser since 1992, prior to which he was a Vice President of Capital Markets at Washington Square Capital Management from 1987 to 1992. Mr. Kappenman has been a Vice President of the Adviser since 1991. Ms. Kaul has been a Vice President and Director of Corporate Communications of the Adviser since November 1991, prior to which she was Copy Director and Assistant Vice President in the advertising department of Piper Jaffray since 1986. Mr. Kightlinger has been a Vice President of the Adviser since 1991, prior to which he had been a department head and portfolio manager for TCF Bank Savings. Ms. Kung has been a Vice President of the Adviser since May 1993, prior to which she had been a Senior Consultant at Cytrol Inc. from 1989 to December 1992. Mr. Meyer has been a Vice President of the Adviser since November 1994 and manager of Systmes Integration for the Adviser since 1991. Mr. Moore has been a Vice President of the Adviser since 1992, prior to which he was a Portfolio Manager at Alpine Capital Management from 1990 to 1992 and a broker at Hanifen Capital Management from 1990 to 1992. Ms. Nelson has been a Vice President of the Adviser since November 1994, prior to which she was a supervisor for the Adviser since 1991 and an operations coordinator for the Adviser from 1990 to 1991. Mr. Pearson has been a Vice President of the Adviser since November 1995, prior to which he was a Mutual Funds Accounting Manager of the Adviser since February 1994 and prior to that he was the Director of Fund Operations at Norwest Bank in Minneapolis from 1992 to 1994. Mr. Phillips has been a Vice President of the Adviser since 1993 and has been an insurance product manager at Piper Jaffray since 1987. Mr. Siedband has been a Vice President of the Adviser since 1992. Ms. Stienstra has been a Vice President of the Adviser since November 1995 and a municipal bond trader of the Adviser since June 1995, prior to which she was an assistant analyst of the Adviser from 1991 to 1994. Ms. Tajamal has been a Vice President of the Adviser since November 1995 and a portfolio manager of the Adviser since 1993, prior to which she was a money market analyst of the Adviser from 1990 to 1993. Ms. Theis has been a Vice President of the Adviser since November 1992, prior to which she had been an Assistant Vice President of the Adviser since 1989. Mr. Wallace has been a Vice President of the Adviser since November 1995, prior to which he was an Assistant Vice President of the Adviser since November 1994 and prior to that he was an Equity Analyst at the Adviser from June 1993 to November 1994. Ms. Welter has been a Vice President of the Adviser since November 1994, prior to which she was a client service associate of the Adviser since 1993 and a mutual fund accountant with the Adviser from 1990 to 1993. Mr. Wenker has been a Vice President of the Adviser since November 1994 and a Managing Director of Piper Jaffray since 1995, prior to which he had been a Managing Director of Piper Jaffray from 1992 to 1993, and prior thereto, a Director of Revitalization Resources of the Minneapolis Community Development Agency from 1990 to 1992. Ms. Winson has been a Vice President of the Adviser since November 1993, prior to which she was an Assistant Vice President of the Adviser since March 1993 and an educator from 1990 to 1992. Mr. Woo has been a Vice President of the Adviser since November 1994, prior to which he was a municipal credit analyst of the Adviser since 1992 and prior to that he was a credit specialist at a commercial trading firm from 1991 to 1992.


Item 29.  Principal Underwriters


(a) Piper Jaffray Inc. acts as principal underwriter for the Registrant and also for three other open-end investment companies, Piper Institutional Funds Inc., the shares of which are currently offered in two series, Piper Funds Inc., the shares of which are currently offered in thirteen series and Piper Global Funds Inc., the shares of which are currently offered in one series. Piper Jaffray has acted as principal underwriter in connection with the initial public offering of shares of 23 closed-end investment companies.


(b) The name, positions and offices with Piper Jaffray Inc., and positions and offices with the Registrant of each director and officer of Piper Jaffray Inc. are as follow:

                               Positions and Offices      Positions and Offices
Name                           with Underwriter             with Registrant
Addison L. Piper               Chairman of the Board              None
                               of Directors and Chief
                               Executive Officer

William H. Ellis               President, Chief Operating         Chairman of
                               Officer and Member of the          Board of
                               Board of Directors                 Directors

Ralph W. Burnet                Member of the Board                None
                               of Directors

John L. McElroy, Jr.           Member of the Board                None
                               of Directors

Kathy Halbreich                Member of the Board                None
                               of Directors

Robert S. Slifka               Member of the Board                None
                               of Directors

David Stanley                  Member of the Board                None
                               of Directors

James J. Bellus                Managing Director                  None

AnnDrea M. Benson              Managing Director                  None

Lloyd K. Benson                Managing Director                  None

James L. Bergtold              Managing Director                  None

Peter A. Bessette              Managing Director                  None

Gary J. Blauer                 Managing Director                  None

Karen M. Bohn                  Managing Director                  None

Sean K. Boyea                  Managing Director                  None

Ronald O. Braun                Managing Director                  None

Paul E. Brodsky                Managing Director                  None

Jay A. Brunkhorst              Managing Director                  None

Kenneth S. Cameranesi          Managing Director                  None

Stephen M. Carnes              Managing Director                  None

Joseph V. Caruso               Managing Director                  None

Joyce E. Chaney                Managing Director                  None

Antonio J. Cecin               Managing Director                  None

Kenneth P. Clark               Managing Director                  None

Linda A. Clark                 Managing Director                  None

Stephen B. Clark               Managing Director                  None

David P. Crosby                Managing Director                  None

Mark A. Curran                 Managing Director                  None

George S. Dahlman              Managing Director                  None

Jack C. Dillingham             Managing Director                  None

Mark T. Donahoe                Managing Director                  None

Andrew W. Dunleavy             Managing Director                  None

Philip S. Dow                  Managing Director                  None

Andrew S. Duff                 Managing Director                  None

Richard A. Edstrom             Managing Director                  None

Fred R. Eoff, Jr.              Managing Director                  None

Richard D. Estenson            Managing Director                  None

Francis E. Fairman IV          Managing Director                  None

John R. Farrish                Managing Director                  None

Gordon R. Ferguson             Managing Director                  None

Paul Ferry                     Managing Director                  None

Mark E. Fisler                 Managing Director                  None

Michael W. Follett             Managing Director                  None

Daniel P. Gallaher             Managing Director                  None

Peter M. Gill                  Managing Director                  None

Kevin D. Grahek                Managing Director                  None

Paul D. Grangaard              Managing Director                  None

R. Hunt Greene                 Managing Director                  None

Daniel J. Hagen                Managing Director                  None

James S. Harrington            Managing Director                  None

Charles N. Hayssen             Managing Director                  None

William P. Henderson           Managing Director                  None

Allan F. Hickok                Managing Director                  None

Richard L. Hines               Managing Director                  None

David B. Holden                Managing Director                  None

Charles E. Howell              Managing Director                  None

Bruce C. Huber                 Managing Director                  None

Elizabeth A. Huey              Managing Director                  None

John R. Jacobs                 Managing Director                  None

Earl L. Johnson                Managing Director                  None

Richard L. Johnson             Managing Director                  None

Nicholas P. Karos              Managing Director                  None

Richard G. Kiss                Managing Director                  None

Jerome P. Kohl                 Managing Director                  None

Charles B. Lannin              Managing Director                  None

Eric W. Larson                 Managing Director                  None

Dan L. Lastavich               Managing Director                  None

Robert J. Magnuson             Managing Director                  None

James M. Manire Jr.            Managing Director                  None

Robert E. Mapes                Managing Director                  None

Peter T. Mavroulis             Managing Director                  None

Michael P. McMahon             Managing Director                  None

Gregory T. McNellis            Managing Director                  None

Thomas A. Medlin               Managing Director                  None

Darryl L. Meyers               Managing Director                  None

Joseph E. Meyers               Managing Director                  None

John V. Miller                 Managing Director                  None

Dennis V. Mitchell             Managing Director                  None

Susan D. Musselman             Managing Director                  None

Edward P. Nicoski              Managing Director                  None

Barry J. Nordstrand            Managing Director                  None

Benjamin S. Oehler             Managing Director                  None

Brooks G. O'Neil               Managing Director                  None

John P. O'Neill                Managing Director                  None

John Otterlei                  Managing Director                  None

Robin C. Pfister               Managing Director                  None

Laurence S. Podobinski         Managing Director                  None

Steven J. Proeschel            Managing Director                  None

Rex W. Ramsay                  Managing Director                  None

Brian J. Ranallo               Managing Director                  None

Roger W. Redmond               Managing Director                  None

Ronald N. Reiches              Managing Director                  None

Robert P. Rinek                Managing Director                  None

Jim M. Roane                   Managing Director                  None

Deborah K. Roesler             Managing Director                  None

Ross E. Rogers                 Managing Director                  None

David E. Rosedahl              Managing Director, General         Secretary
                               Counsel and Secretary

Thomas P. Schnettler           Managing Director                  None

Steven R. Schroll              Managing Director                  None

Joyce Nelson Schuette          Managing Director                  None

Morton D. Silverman            Managing Director                  None

Linda E. Singer                Managing Director                  None

David P. Sirianni              Managing Director                  None

Robert L. Sonnek               Managing Director                  None

Thomas E. Stanberry            Managing Director                  None

DeLos V. Steenson              Managing Director                  None

Richard J. Stream              Managing Director                  None

D. Greg Sundberg               Managing Director                  None

William H. Teeter              Managing Director                  None

Ann C. Tillotson               Managing Director                  None

Momchilo Vucenich              Managing Director                  None

John G. Wenker                 Managing Director                  None

Darrell L. Westby              Managing Director                  None

David R. Westcott              Managing Director                  None

Douglas R. Whitaker            Managing Director                  None

Douglas H. Wilford             Managing Director                  None

Stephen W. Woodard             Managing Director                  None

Mark Wren                      Managing Director                  None

Saul Yaari                     Managing Director                  None

The principal business address of each of the individuals listed above is Piper Jaffray Tower, 222 South Ninth Street, Minneapolis, Minnesota 55402-3804.

Item 30.  Location of Accounts and Records

The physical possession of the accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 3la-1 to 3la-3 promulgated thereunder is maintained by the Registrant at Piper Jaffray Tower, 222

South Ninth Street, Minneapolis, Minnesota 55402-3804, except that the physical possession of certain accounts, books and other documents related to the custody of the Registrant's securities is maintained by Investors Fiduciary Trust Company, 127 West Tenth Street, Kansas City, Missouri 64105.

Item 31.  Management Services

Not applicable.

Item 32.  Undertakings

(a) Not applicable.

(b) Not applicable.

(c) Each recipient of a prospectus of any series of the Registrant may request the latest Annual Report and such Annual Report will be furnished by the Registrant without charge.


                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement on Form N-1A pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Minneapolis and State of Minnesota on the 11th day of December 1995.


                                           PIPER FUNDS INC. -- II
                                           (Registrant)


                                           By    /s/ Paul A. Dow
                                                 Paul A. Dow
                                                 President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


/s/ Paul A. Dow                   President (principal         December 11, 1995
Paul A. Dow                       executive officer)

/s/ Charles N. Hayssen            Treasurer (principal         December 11, 1995
Charles N. Hayssen                financial and
                                  accounting officer)


David T. Bennett*                 Director

Jaye F. Dyer*                     Director

William H. Ellis*                 Director

Karol D. Emmerich*                Director

Luella G. Goldberg*               Director

George Latimer*                   Director




*By   /s/ William H. Ellis                                     December 11, 1995
      William H. Ellis
      Attorney-in-Fact



                                  EXHIBIT INDEX
                                       TO
                             REGISTRATION STATEMENT
                                       OF
                             PIPER FUNDS INC. -- II

Exhibit                                                              Page No.


9.2    Shareholder Account Servicing Agreement


11     Consent of KPMG Peat Marwick LLP


17.2 Financial Data Schedule filed electronically as Exhibit 27 pursuant to Rule 401 of Regulation S-T